Exhibit 99.2

COUSINS PROPERTIES INCORPORATED
Quarterly Information Package
For the Quarter Ended June 30, 2003

II.  Quarterly Supplemental Information

Net Income and Funds From Operations – Supplemental Detail and Reconciliations
Discussion of Non-GAAP Financial Measures
Development Pipeline
Consolidated Balance Sheets
Portfolio Listing
Top 25 Largest Tenants
Inventory of Land Held for Investment or Future Development
Inventory of Residential Lots Under Development
Square Feet Expiring:
Office
Medical Office
Retail

Certain matters contained in this package are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks including, but not limited to, general economic conditions, local real estate conditions, the activity of others developing competitive projects, the cyclical nature of the real estate industry, the financial condition of existing tenants, interest rates, the Company’s ability to obtain favorable financing or zoning, environmental matters, the effects of terrorism, the failure of assets under contract for sale to ultimately close and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including the Form 8-K filed on March 9, 2001. The words “believes,” “expects,” “anticipates,” “estimates” and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that these plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak only as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

Cousins Properties Incorporated
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL AND RECONCILIATIONS
(in thousands, except per share amounts, percentages and ratios)

	1999	2000	2001	2002 1ST	2002 2ND	2002 3RD	2002 4TH	2002	2003 1ST	2003 2ND	2003

CONSOLIDATED NET INCOME — (SEE PAGE 5)	104,082	62,043	70,815	9,274	12,712	12,010	13,876	47,872	27,594	143,500	171,094
CONSOLIDATED FFO — (SEE PAGE 5)	81,197	97,299	108,122	24,011	29,044	30,598	29,713	113,366	47,079	27,028	74,107
WEIGHTED AVERAGE SHARES	48,138	48,632	49,205	49,367	49,617	49,584	48,443	49,252	48,135	48,267	48,201
DILUTED WEIGHTED AVERAGE SHARES	49,031	49,731	50,280	50,406	50,621	50,152	48,971	49,937	48,780	49,228	48,993
CONSOLIDATED NET INCOME PER SHARE — BASIC	2.16	1.28	1.44	0.19	0.26	0.24	0.29	0.97	0.57	2.97	3.55
CONSOLIDATED NET INCOME PER SHARE — DILUTED	2.12	1.25	1.41	0.18	0.25	0.24	0.28	0.96	0.57	2.92	3.49
CONSOLIDATED FFO PER SHARE — BASIC	1.69	2.00	2.20	0.49	0.59	0.62	0.61	2.30	0.98	0.56	1.54
CONSOLIDATED FFO PER SHARE — DILUTED	1.66	1.96	2.15	0.48	0.57	0.61	0.61	2.27	0.97	0.55	1.51
(A) 2ND GENERATION TI & LEASING COSTS AND BUILDING CAPEX (1)	1,652	4,810	6,073	636	927	3,630	7,795	12,988	4,358	2,265	6,623
REGULAR DIVIDENDS PAID	53,886	60,315	68,595	18,329	18,463	18,551	18,002	73,345	17,834	17,919	35,753
DIVIDENDS PER SHARE	1.12	1.24	1.39	0.37	0.37	0.37	0.37	1.48	0.37	0.37	0.74
STOCK PRICE AT PERIOD END	22.6250	27.9375	24.36	26.05	24.76	23.00	24.70	24.70	25.85	27.90	27.90
NUMBER OF SHARES OUTSTANDING AT END OF PERIOD	48,262	49,211	49,425	49,661	49,935	48,667	48,386	48,386	48,343	48,491	48,491
EQUITY MARKET CAPITALIZATION	1,091,928	1,374,832	1,203,993	1,293,669	1,236,391	1,119,341	1,195,134	1,195,134	1,249,667	1,352,899	1,352,899
(B) ADJUSTED DEBT (1)	502,492	671,068	766,503	776,968	778,675	823,053	844,880	844,880	859,595	724,437	724,437

TOTAL MARKET CAPITALIZATION	1,594,420	2,045,900	1,970,496	2,070,637	2,015,066	1,942,394	2,040,014	2,040,014	2,109,261	2,077,336	2,077,336

ADJUSTED DEBT AS A % OF TOTAL MARKET CAPITALIZATION	31.52%	32.80%	38.90%	37.52%	38.64%	42.37%	41.42%	41.42%	40.75%	34.87%	34.87%
(B) RECOURSE DEBT (1)	143,639	174,522	154,018	84,128	88,946	137,063	160,443	160,443	178,239	18,842	18,842
RECOURSE DEBT AS A % OF TOTAL MARKET CAPITALIZATION	9.01%	8.53%	7.82%	4.06%	4.41%	7.06%	7.86%	7.86%	8.45%	0.91%	0.91%
EQUITY MARKET CAPITALIZATION	1,091,928	1,374,832	1,203,993	1,293,669	1,236,391	1,119,341	1,195,134	1,195,134	1,249,667	1,352,899	1,352,899
(B) TOTAL DEBT (INCLUDING SHARE OF JV’S)	530,996	741,377	861,188	870,696	871,431	914,822	935,646	935,646	949,340	813,148	813,148

TOTAL MARKET CAPITALIZATION	1,622,924	2,116,209	2,065,181	2,164,365	2,107,822	2,034,163	2,130,780	2,130,780	2,199,007	2,166,047	2,166,047

TOTAL DEBT AS A % OF TOTAL MARKET CAPITALIZATION	32.72%	35.03%	41.70%	40.23%	41.34%	44.97%	43.91%	43.91%	43.17%	37.54%	37.54%
(C) CONSOLIDATED INT EXPENSE (INC SHARE OF JV’S) (1)	15,073	27,907	41,546	11,880	12,857	12,807	13,087	50,631	13,000	12,339	25,339
CONSOLIDATED FFO BEFORE INTEREST	96,270	125,206	149,668	35,891	41,901	43,405	42,800	163,997	60,079	39,367	99,446
INTEREST EXPENSE COVERAGE RATIO	6.39	4.49	3.60	3.02	3.26	3.39	3.27	3.24	4.62	3.19	3.92
(D) FIXED CHARGES (1)	24,871	37,052	52,588	16,278	16,178	16,227	16,571	65,254	16,329	16,042	32,371
FIXED CHARGE COVERAGE RATIO	3.87	3.38	2.85	2.20	2.59	2.67	2.58	2.51	3.68	2.45	3.07
(E) STRAIGHT-LINE RENTS (SEE PAGE 15 FOR PORTION FROM DISCONTINUING OPERATIONS)	142	1,629	3,164	918	116	189	922	2,145	508	537	1,045
(E) TERMINATION FEES	0	0	0	156	1,437	2,067	644	4,304	21,107	1,370	22,477
(E) SAME-PROPERTY GROWTH: (1)(2)
OFFICE		2.8%	5.9%	-0.7%	3.3%	-2.8%	-3.4%	0.6%	0.5%	2.8%
RETAIL		-0.6%	6.1%	6.9%	5.6%	-1.8%	1.9%	2.3%	4.7%	-7.1%
TOTAL		2.4%	5.9%	0.5%	3.7%	-2.6%	-2.4%	0.9%	1.3%	1.1%

Cousins Properties Incorporated
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL AND RECONCILIATIONS
(in thousands, except per share amounts, percentages and ratios)

	1999	2000	2001	2002 1ST	2002 2ND	2002 3RD	2002 4TH	2002	2003 1ST	2003 2ND	2003

CONSOLIDATED ENTITY FFO AND NET INCOME:
(F) RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES: (1)
OFFICE:
3100 WINDY HILL RD — TREATED AS OWNED 1/97	2,703	2,632	2,688	659	666	668	700	2,693	743	764	1,507
3301 WINDY RIDGE PARKWAY	763	804	1,122	358	391	386	382	1,517	380	401	781
333 NORTH POINT CENTER EAST	2,197	2,287	2,410	639	578	629	601	2,447	589	434	1,023
555 NORTH POINT CENTER EAST	0	1,691	2,603	668	818	491	569	2,546	401	1,364	1,765
615 PEACHTREE STREET	1,071	1,548	1,930	491	526	494	476	1,987	490	513	1,003
101 INDEPENDENCE CENTER	8,687	8,484	9,173	2,177	2,237	2,310	2,192	8,916	2,239	2,299	4,538
LAKESHORE PARK PLAZA	1,524	1,346	1,351	304	274	283	252	1,113	284	324	608
333 JOHN CARLYLE	1,525	2,806	3,259	880	870	880	905	3,535	884	1,469	2,353
INFORUM	2,846	12,153	13,813	3,476	3,399	3,276	3,562	13,713	3,484	3,407	6,891
101 SECOND STREET	0	9,633	13,616	3,295	4,017	4,791	2,455	14,558	2,396	2,314	4,710
600 UNIVERSITY PARK PLACE	0	401	1,631	430	444	445	438	1,757	468	456	924
THE POINTS AT WATERVIEW	0	14	1,717	209	185	323	323	1,040	345	405	750
ONE GEORGIA CENTER	0	336	3,822	1,003	803	816	816	3,438	746	742	1,488
1900 DUKE STREET	0	402	2,245	644	667	703	684	2,698	694	754	1,448
55 SECOND STREET	0	0	0	1,998	3,521	3,615	3,590	12,724	22,344	1,545	23,889

SUBTOTAL	21,316	44,537	61,380	17,231	19,396	20,110	17,945	74,682	36,487	17,191	53,678

MEDICAL OFFICE:
ATHEROGENICS	780	1,083	1,114	283	282	285	284	1,134	286	293	579
NORTHSIDE/ALPHARETTA I	1,705	1,754	1,641	424	427	422	546	1,819	389	420	809
MERIDIAN MARK PLAZA	1,725	3,439	3,556	960	1,012	986	1,115	4,073	1,018	1,006	2,024
NORTHSIDE/ALPHARETTA II	381	1,734	2,335	498	609	621	527	2,255	596	566	1,162

SUBTOTAL	4,591	8,010	8,646	2,165	2,330	2,314	2,472	9,281	2,289	2,285	4,574

RETAIL:
GA 400 LAND LEASES	1,293	1,366	1,331	303	314	338	343	1,298	374	348	722
PERIMETER EXPO	3,346	3,400	3,226	789	794	791	804	3,178	874	909	1,783
COLONIAL PLAZA MARKETCENTER	4,796	4,861	746	0	0	0	0	0	0	0	0
ABBOTTS BRIDGE STATION	130	0	0	0	0	0	0	0	0	0	0
LAGUNA NIGUEL PROMENADE	2,045	488	0	0	0	0	0	0	0	0	0
THE AVENUE EAST COBB	1,140	4,841	5,396	1,325	1,329	1,389	1,284	5,327	1,494	1,406	2,900
THE AVENUE OF THE PENINSULA	0	1,602	2,522	1,133	1,244	856	1,051	4,284	2,189	667	2,856
THE AVENUE PEACHTREE CITY	0	0	1,191	549	1,308	623	680	3,160	799	832	1,631

SUBTOTAL	12,750	16,558	14,412	4,099	4,989	3,997	4,162	17,247	5,730	4,162	9,892

OTHER RENTAL OPERATIONS:
KENNESAW	48	0	0	0	0	0	0	0	0	0	0
OTHER	178	98	256	24	24	26	20	94	26	23	49

SUBTOTAL	226	98	256	24	24	26	20	94	26	23	49

TOTAL CONSOLIDATED RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	38,883	69,203	84,694	23,519	26,739	26,447	24,599	101,304	44,532	23,661	68,193

See Footnotes on Page 19	Page 2

Cousins Properties Incorporated
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL AND RECONCILIATIONS
(in thousands, except per share amounts, percentages and ratios)

	1999	2000	2001	2002 1ST	2002 2ND	2002 3RD	2002 4TH	2002	2003 1ST	2003 2ND	2003

(G) DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES
LESS RENTAL PROPERTY OPERATING EXPENSES: (1) AT&T WIRELESS SERVICES HEADQUARTERS	1,714	5,810	5,732	1,450	1,451	1,450	1,367	5,718	1,448	1,380	2,828
CERRITOS CORPORATE CENTER-PHASE II	0	0	1,415	580	580	580	582	2,322	576	552	1,128
PRESIDENTIAL MARKETCENTER	2,796	2,755	3,451	913	920	908	990	3,731	950	972	1,922
MIRA MESA MARKETCENTER	0	2,678	5,636	1,278	1,556	1,616	1,506	5,956	1,500	945	2,445
SALEM ROAD STATION	0	124	556	152	148	153	52	505	0	0	0

TOTAL DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	4,510	11,367	16,790	4,373	4,655	4,707	4,497	18,232	4,474	3,849	8,323

RESIDENTIAL/LAND DIVISION
(I) TRACT SALES NET OF COS — WHOLLY OWNED (1)	222	564	2,011	0	0	0	2,338	2,338	0	0	0
(H)(I) TRACT SALES NET OF COS-JOINT VENTURES (1)	1,229	773	1,098	370	45	254	2	671	0	430	430

TOTAL TRACT SALES NET OF COS	1,451	1,337	3,109	370	45	254	2,340	3,009	0	430	430

(I) LOT SALES NET OF COS — WHOLLY OWNED (1)	2,960	2,267	772	1,065	77	67	413	1,622	697	244	941
(H)(I) LOT SALES NET OF COS — JOINT VENTURES (1)	0	0	645	659	353	164	105	1,281	513	795	1,308

TOTAL LOT SALES NET OF COS	2,960	2,267	1,417	1,724	430	231	518	2,903	1,210	1,039	2,249

(H)(I) OTHER-JOINT VENTURE (1)	41	(95)	(23)	1	(1)	(3)	0	(3)	0	0	0

TOTAL RESIDENTIAL/LAND DIVISION	4,452	3,509	4,503	2,095	474	482	2,858	5,909	1,210	1,469	2,679

DEVELOPMENT INCOME	6,165	4,251	6,179	1,186	972	918	1,549	4,625	764	908	1,672

MANAGEMENT FEES	4,743	4,841	7,966	2,354	2,288	2,308	2,363	9,313	2,105	2,187	4,292

LEASING & OTHER FEES	2,991	1,608	5,344	1,157	696	1,802	642	4,297	1,111	1,234	2,345

INTEREST INCOME & OTHER:
GNMAs	20	5	5	3	(1)	10	1	13	1	(1)	0
OTHER INTEREST AND OTHER MISCELLANEOUS	750	773	526	101	83	29	41	254	23	496	519
650 MASS AVE NOTES	2,818	3,472	4,126	1,031	1,032	1,031	1,032	4,126	1,031	1,031	2,062
CHARLOTTE GATEWAY VILLAGE, LLC NOTE	0	1,745	1,404	0	0	0	0	0	0	0	0

TOTAL INTEREST INCOME	3,588	5,995	6,061	1,135	1,114	1,070	1,074	4,393	1,055	1,526	2,581

GENERAL & ADMINISTRATIVE EXPENSES	(14,961)	(18,452)	(27,010)	(7,295)	(6,972)	(6,322)	(7,081)	(27,670)	(7,214)	(7,644)	(14,858)

STOCK APPRECIATION RIGHT EXPENSE	(108)	(468)	276	(41)	7	7	(2)	(29)	0	0	0

See Footnotes on Page 19	Page 3

Cousins Properties Incorporated
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL AND RECONCILIATIONS
(in thousands, except per share amounts, percentages and ratios)

				2002	2002	2002	2002		2003	2003
	1999	2000	2001	1ST	2ND	3RD	4TH	2002	1ST	2ND	2003

INTEREST EXPENSE CONSOLIDATED:
CREDIT FACILITY — FLOATING @ LIBOR + 1.05% to 1.70%	(3,039)	(8,615)	(9,910)	(1,304)	(977)	(1,104)	(1,353)	(4,738)	(1,408)	(1,086)	(2,494)
PERIMETER EXPO DEBT - 8.04%	(1,702)	(1,683)	(1,662)	(411)	(411)	(409)	(406)	(1,637)	(406)	(404)	(810)
650 MASS AVE DEBT - 6.53%	(1,422)	(995)	0	0	0	0	0	0	0	0	0
B OF A PLAZA FINANCING - 6.677%	(5,020)	(4,854)	(4,583)	(868)	0	0	0	(868)	0	0	0
B OF A PLAZA FINANCING - 6.9575%	0	0	0	(1,084)	(2,640)	(2,628)	(2,622)	(8,974)	(2,792)	(2,633)	(5,425)
101 INDEPENDENCE CENTER DEBT - 8.22%	(3,958)	(3,893)	(3,827)	(945)	(941)	(936)	(933)	(3,755)	(926)	(921)	(1,847)
NORTHSIDE/ALPHARETTA I DEBT - 7.70%	(815)	(804)	(792)	(196)	(195)	(194)	(193)	(778)	(192)	(191)	(383)
LAKESHORE PARK PLAZA DEBT- 6.78%	(736)	(724)	(710)	(175)	(175)	(174)	(172)	(696)	(172)	(171)	(343)
101 SECOND STREET DEBT- 8.33%	0	(5,112)	(7,494)	(1,864)	(1,859)	(1,856)	(1,851)	(7,430)	(1,847)	(1,842)	(3,689)
MERIDIAN MARK PLAZA DEBT- 8.27%	0	(710)	(2,118)	(526)	(525)	(523)	(523)	(2,097)	(521)	(519)	(1,040)
1900 DUKE STREET & 333 JOHN CARLYLE DEBT- 7%	0	0	(579)	(867)	(869)	(859)	(861)	(3,456)	(858)	(856)	(1,714)
333 & 555 NORTH POINT CENTER DEBT- 7%	0	0	(384)	(574)	(572)	(569)	(567)	(2,282)	(565)	(563)	(1,128)
THE AVENUE EAST COBB DEBT - 8.39%	0	(1,464)	(3,277)	(815)	(813)	(812)	(810)	(3,250)	(808)	(806)	(1,614)
600 UNIVERSITY PARK DEBT - 7.38%	0	0	(492)	(262)	(260)	(260)	(260)	(1,042)	(259)	(258)	(517)
CEDAR GROVE LAKES DEBT- 8%	0	0	0	0	0	0	(148)	(148)	(29)	(29)	(58)
CALLAWAY GARDENS DEBT- 6%	0	0	0	0	0	0	(13)	(13)	(26)	40	14
OTHER	(63)	(27)	(22)	0	(11)	(4)	(4)	(19)	(14)	(15)	(29)
CAPITALIZED	16,155	15,285	9,712	1,897	1,233	1,365	1,439	5,934	1,567	1,858	3,425

TOTAL INTEREST EXPENSE CONSOLIDATED	(600)	(13,596)	(26,138)	(7,994)	(9,015)	(8,963)	(9,277)	(35,249)	(9,256)	(8,396)	(17,652)

LOSS ON EXTINGUISHMENT OF DEBT	0	0	0	(3,501)	0	0	0	(3,501)	0	0	0

OTHER EXPENSES — CONTINUING OPERATIONS:
PROPERTY TAXES	(811)	(40)	(619)	(176)	(174)	(198)	(127)	(675)	(185)	(218)	(403)
MINORITY INTEREST EXPENSE	(2,022)	(2,931)	(2,709)	(598)	(897)	(601)	(288)	(2,384)	(485)	(328)	(813)
PREDEVELOPMENT & OTHER	(316)	(646)	(708)	(163)	(152)	(493)	(750)	(1,558)	(420)	(518)	(938)

TOTAL OTHER EXPENSES	(3,149)	(3,617)	(4,036)	(937)	(1,223)	(1,292)	(1,165)	(4,617)	(1,090)	(1,064)	(2,154)

OTHER EXPENSES — DISCONTINUED OPERATIONS:
INTEREST EXPENSE	0	0	(1,472)	(538)	(542)	(548)	(546)	(2,174)	(533)	(538)	(1,071)
MINORITY INTEREST EXPENSE	(43)	(509)	(907)	(226)	(228)	(231)	(230)	(915)	(226)	(143)	(369)

TOTAL OTHER EXPENSES — DISCONTINUED OPERATIONS	(43)	(509)	(2,379)	(764)	(770)	(779)	(776)	(3,089)	(759)	(681)	(1,440)

INCOME TAX (PROVISION)/BENEFIT CONTINUING OPERATIONS	(2,442)	1,145	691	(986)	(117)	(147)	(276)	(1,526)	(249)	(537)	(786)
(G) DISCONTINUED OPERATIONS (1)	0	(31)	(136)	(36)	(35)	(49)	(19)	(139)	0	0	0

TOTAL INCOME TAX (PROVISION)/BENEFIT	(2,442)	1,114	555	(1,022)	(152)	(196)	(295)	(1,665)	(249)	(537)	(786)

DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS: (1)
(J) CONSOLIDATED	(940)	(1,099)	(2,166)	(528)	(532)	(546)	(542)	(2,148)	(571)	(602)	(1,173)

TOTAL NON-REAL ESTATE DEPRECIATION & AMORTIZATION	(940)	(1,099)	(2,166)	(528)	(532)	(546)	(542)	(2,148)	(571)	(602)	(1,173)

(J) MINORITY INTEREST SHARE OF REAL ESTATE DEPRECIATION (1)	(335)	(1,164)	(95)	0	0	0	0	0	0	0	0

See Footnotes on Page 19	Page 4

Cousins Properties Incorporated
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL AND RECONCILIATIONS
(in thousands, except per share amounts, percentages and ratios)

		1999	2000	2001	2002 1ST	2002 2ND	2002 3RD	2002 4TH	2002	2003 1ST	2003 2ND	2003

(H)	JOINT VENTURE FFO EXCLUDING TEMCO ASSOCIATES: (1) WILDWOOD ASSOCIATES	7,397	8,634	9,724	2,616	2,645	2,637	2,972	10,870	2,517	2,192	4,709
	CP VENTURE TWO, LLC	7,108	2,463	2,435	576	563	553	582	2,274	526	513	1,039
	COUSINS LORET VENTURE, L. L. C	2,871	3,425	3,798	933	875	845	1,000	3,653	771	812	1,583
	CC-JM II ASSOCIATES (BOOZ-ALLEN BUILDING)	809	956	1,038	272	280	291	277	1,120	303	300	603
	BRAD COUS GOLF VENTURE, LTD (WORLD GOLF VILLAGE)	181	228	279	57	92	97	104	350	66	120	186
	TEN PEACHTREE PLACE ASSOCIATES	352	361	277	(138)	(98)	(118)	(134)	(488)	30	516	546
	CSC ASSOCIATES, L. P. (BANK OF AMERICA PLAZA)	14,325	14,544	14,614	3,777	3,879	3,916	3,796	15,368	3,978	3,989	7,967
	285 VENTURE (1155 PERIMETER CENTER WEST)	0	1,202	3,878	990	1,012	1,002	994	3,998	1,006	1,007	2,013
	CPI/FSP I, L.P. (AUSTIN RESEARCH PARK)	0	0	756	679	834	835	832	3,180	840	856	1,696
	GATEWAY VILLAGE, LLC (CHARLOTTE GATEWAY VILLAGE)	0	762	620	302	302	302	302	1,208	302	302	604
	CRAWFORD LONG-CPI LLC	0	0	0	210	379	595	544	1,728	628	511	1,139
	HAYWOOD MALL ASSOCIATES	3,069	0	0	0	0	0	0	0	0	0	0
	OTHER	2,331	1,741	158	0	0	0	0	0	0	0	0

	TOTAL SHARE OF JOINT VENTURE FFO	38,443	34,316	37,577	10,274	10,763	10,955	11,269	43,261	10,967	11,118	22,085

	CONSOLIDATED FFO	81,197	97,299	108,122	24,011	29,044	30,598	29,713	113,366	47,079	27,028	74,107

	GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET CONTINUING OPERATIONS	58,767	11,937	23,496	1,029	1,042	1,028	3,155	6,254	1,003	90,956	91,959
	DISCONTINUED OPERATIONS	0	0	0	0	0	0	1,174	1,174	0	43,012	43,012
	LESS GAIN ON SALE OF UNDEPRECIATED INVESTMENT PROPERTIES	(222)	(564)	(2,011)	0	0	0	(2,143)	(2,143)	0	0	0

	TOTAL GAIN ON SALE OF INVESTMENT PROPERTIES, NET	58,545	11,373	21,485	1,029	1,042	1,028	2,186	5,285	1,003	133,968	134,971

	DEPRECIATION & AMORTIZATION OF REAL ESTATE: (1)
(J)	CONSOLIDATED	(14,396)	(27,867)	(37,059)	(10,011)	(11,331)	(13,581)	(11,381)	(46,304)	(14,153)	(12,540)	(26,693)
(J)	MINORITY INTEREST SHARE	335	1,164	95	0	0	0	0	0	0	0	0
(G,J)	DISCONTINUED OPERATIONS	(1,523)	(3,819)	(5,427)	(1,481)	(1,484)	(1,545)	(1,425)	(5,935)	(1,352)	(276)	(1,628)
(H,J)	SHARE OF UNCONSOLIDATED JOINT VENTURES	(20,076)	(15,542)	(16,400)	(4,274)	(4,559)	(4,490)	(5,217)	(18,540)	(4,432)	(4,680)	(9,112)

	TOTAL REAL ESTATE DEPRECIATION & AMORTIZATION	(35,660)	(46,064)	(58,791)	(15,766)	(17,374)	(19,616)	(18,023)	(70,779)	(19,937)	(17,496)	(37,433)

(H)	IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY — JOINT VENTURE (1)	0	0	0	0	0	0	0	0	(551)	0	(551)
	CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE	0	(566)	0	0	0	0	0	0	0	0	0

	CONSOLIDATED NET INCOME	104,082	62,043	70,815	9,274	12,712	12,010	13,876	47,872	27,594	143,500	171,094

See Footnotes on Page 19	Page 5

Cousins Properties Incorporated
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL AND RECONCILIATIONS
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	1999	2000	2001	2002 1ST	2002 2ND	2002 3RD	2002 4TH	2002	2003 1ST	2003 2ND	2003

WILDWOOD ASSOCIATES (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
2300 WINDY RIDGE PARKWAY	10,800	10,408	10,803	2,722	2,725	2,725	3,010	11,182	1,868	2,270	4,138
2500 WINDY RIDGE PARKWAY	4,512	4,760	5,037	1,310	1,185	1,191	1,306	4,992	1,184	1,190	2,374
3200 WINDY HILL ROAD (WILDWOOD PLAZA)	8,245	9,708	11,462	3,029	3,029	3,044	3,115	12,217	2,914	2,888	5,802
4100/4300 WILDWOOD PARKWAY (GA PACIFIC)	3,431	3,441	3,458	927	958	958	960	3,803	960	965	1,925
4200 WILDWOOD PARKWAY (GE)	4,304	4,819	4,711	1,191	1,192	1,198	1,272	4,853	1,195	1,106	2,301
BANK/RESTAURANT GROUND LEASES	1,178	1,063	1,161	231	213	219	228	891	292	287	579

	32,470	34,199	36,632	9,410	9,302	9,335	9,891	37,938	8,413	8,706	17,119

INTEREST EXPENSE:
2300 DEBT - 7.56%	(5,126)	(4,947)	(4,754)	(1,156)	(1,144)	(1,130)	(1,116)	(4,546)	(1,106)	(1,095)	(2,201)
2500 DEBT - 7.45%	(1,826)	(1,769)	(1,708)	(417)	(413)	(408)	(404)	(1,642)	(400)	(395)	(795)
3200 DEBT - 8.23%	(5,667)	(5,600)	(5,524)	(1,363)	(1,353)	(1,342)	(1,331)	(5,389)	(1,322)	(1,310)	(2,632)
4100/4300 DEBT - 7.65%	(2,228)	(2,191)	(2,150)	(523)	(525)	(526)	(523)	(2,097)	(508)	(508)	(1,016)
4200 DEBT - 6.78%	(2,979)	(2,934)	(2,877)	(699)	(703)	(706)	(704)	(2,812)	(681)	(683)	(1,364)
LINE OF CREDIT — FLOATING @ LIBOR + .75%	(5)	(1)	0	0	0	0	0	0	0	0	0
INTEREST CAPITALIZED	0	0	0	0	0	0	0	0	0	0	0

	(17,831)	(17,442)	(17,014)	(4,158)	(4,138)	(4,112)	(4,078)	(16,486)	(4,017)	(3,991)	(8,008)

OTHER, NET	161	516	(169)	(20)	126	50	130	286	928	(37)	891

DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(6)	(6)	0	0	0	0	0	0	(11)	(12)	(23)

FUNDS FROM OPERATIONS	14,794	17,267	19,449	5,232	5,290	5,273	5,943	21,738	5,313	4,666	9,979
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(9,861)	(9,575)	(9,003)	(2,115)	(2,368)	(2,290)	(2,249)	(9,022)	(2,117)	(2,195)	(4,312)
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	0	0	0	0	0	0	(1,101)	0	(1,101)

NET INCOME	4,933	7,692	10,446	3,117	2,922	2,983	3,694	12,716	2,095	2,471	4,566

COUSINS’ SHARE OF WILDWOOD ASSOCIATES (3):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	16,235	17,100	18,316	4,705	4,651	4,668	4,946	18,970	4,068	4,214	8,282
INTEREST EXPENSE	(8,916)	(8,721)	(8,507)	(2,079)	(2,069)	(2,056)	(2,039)	(8,243)	(2,009)	(1,997)	(4,006)
OTHER, NET	81	258	(85)	(10)	63	25	65	143	464	(19)	445
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(3)	(3)	0	0	0	0	0	0	(6)	(6)	(12)

FUNDS FROM OPERATIONS	7,397	8,634	9,724	2,616	2,645	2,637	2,972	10,870	2,517	2,192	4,709
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(4,931)	(4,788)	(4,502)	(1,058)	(1,184)	(1,145)	(1,125)	(4,512)	(1,059)	(1,097)	(2,156)
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	0	0	0	0	0	0	(551)	0	(551)

NET INCOME	2,466	3,846	5,222	1,558	1,461	1,492	1,847	6,358	907	1,095	2,002

See Footnotes on Page 19	Page 6

Cousins Properties Incorporated
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL AND RECONCILIATIONS
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	1999	2000	2001	2002 1ST	2002 2ND	2002 3RD	2002 4TH	2002	2003 1ST	2003 2ND	2003

CP VENTURE TWO, LLC (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
OFFICE
FIRST UNION TOWER	5,450	4,990	4,855	1,090	1,012	1,050	869	4,021	783	674	1,457
GRANDVIEW II	1,980	2,178	2,192	559	574	579	576	2,288	582	579	1,161
100 NORTH POINT CENTER EAST	2,000	2,077	2,213	442	377	330	307	1,456	330	323	653
200 NORTH POINT CENTER EAST	2,157	2,217	1,703	248	303	229	267	1,047	219	146	365

SUBTOTAL OFFICE	11,587	11,462	10,963	2,339	2,266	2,188	2,019	8,812	1,914	1,722	3,636

MEDICAL OFFICE
PRESBYTERIAN MEDICAL PLAZA	890	881	902	251	246	186	229	912	234	233	467

RETAIL
NORTH POINT MARKETCENTER	4,787	4,875	5,011	1,285	1,194	1,247	1,256	4,982	1,270	1,286	2,556
MANSELL CROSSING II	1,075	1,043	1,141	301	315	298	619	1,533	265	305	570
GREENBRIER MARKETCENTER	4,592	4,530	4,533	1,176	1,160	1,170	1,181	4,687	1,160	1,103	2,263
LOS ALTOS MARKETCENTER	2,819	2,822	2,797	725	736	725	788	2,974	743	744	1,487

SUBTOTAL RETAIL	13,273	13,270	13,482	3,487	3,405	3,440	3,844	14,176	3,438	3,438	6,876

TOTAL REVENUES LESS OPERATING EXPENSES	25,750	25,613	25,347	6,077	5,917	5,814	6,092	23,900	5,586	5,393	10,979

OTHER, NET	118	58	1	(45)	8	5	(20)	(52)	(55)	4	(51)
INTEREST EXPENSE
NORTH POINT MARKETCENTER - 8.50%	(2,415)	(2,370)	(2,323)	(573)	(570)	(558)	(563)	(2,264)	(559)	(444)	(1,003)
100 & 200 NORTH POINT CENTER EAST - 7.86%	(1,914)	(1,884)	(1,853)	(451)	(453)	(457)	(454)	(1,815)	(442)	(556)	(998)

TOTAL INTEREST EXPENSE	(4,329)	(4,254)	(4,176)	(1,024)	(1,023)	(1,015)	(1,017)	(4,079)	(1,001)	(1,000)	(2,001)

DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	21,539	21,417	21,172	5,008	4,902	4,804	5,055	19,769	4,530	4,397	8,927
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(20,646)	(15,601)	(12,383)	(2,618)	(2,896)	(2,495)	(2,630)	(10,639)	(2,496)	(2,457)	(4,953)

NET INCOME	893	5,816	8,789	2,390	2,006	2,309	2,425	9,130	2,034	1,940	3,974

COUSINS’ SHARE OF CP VENTURE II (3):	32.94%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%

REVENUES LESS OPERATING EXPENSES	8,499	2,945	2,915	699	680	669	701	2,749	647	628	1,275
INTEREST EXPENSE	(1,430)	(489)	(480)	(118)	(118)	(117)	(117)	(470)	(115)	(115)	(230)
OTHER, NET	39	7	0	(5)	1	1	(2)	(5)	(6)	0	(6)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	7,108	2,463	2,435	576	563	553	582	2,274	526	513	1,039
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(7,017)	(1,794)	(1,424)	(301)	(333)	(287)	(302)	(1,223)	(287)	(283)	(570)

NET INCOME	91	669	1,011	275	230	266	280	1,051	239	230	469

See Footnotes on Page 19	Page 7

Cousins Properties Incorporated
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL AND RECONCILIATIONS
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	1999	2000	2001	2002 1ST	2002 2ND	2002 3RD	2002 4TH	2002	2003 1ST	2003 2ND	2003

COUSINS LORET VENTURE, L. L. C. (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
TWO LIVE OAK	5,086	5,093	5,093	1,261	1,130	1,058	997	4,446	958	895	1,853
THE PINNACLE	4,818	8,830	9,652	2,396	2,404	2,410	2,776	9,986	2,352	2,492	4,844

TOTAL REVENUES LESS OPERATING EXPENSES	9,904	13,923	14,745	3,657	3,534	3,468	3,773	14,432	3,310	3,387	6,697

INTEREST EXPENSE	(7,328)	(7,268)	(7,192)	(1,785)	(1,780)	(1,774)	(1,770)	(7,109)	(1,764)	(1,758)	(3,522)
CAPITALIZED INTEREST	2,142	0	0	0	0	0	0	0	0	0	0
OTHER, NET	1,024	194	46	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	(4)	(5)	(4)	(4)	(4)	(17)	(4)	(4)	(8)

FUNDS FROM OPERATIONS	5,742	6,849	7,595	1,867	1,750	1,690	1,999	7,306	1,542	1,625	3,167
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(5,635)	(7,617)	(7,703)	(1,867)	(1,867)	(1,871)	(3,075)	(8,680)	(1,780)	(1,790)	(3,570)

NET INCOME	107	(768)	(108)	0	(117)	(181)	(1,076)	(1,374)	(238)	(165)	(403)

COUSINS SHARE OF COUSINS LORET (3):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	4,952	6,962	7,373	1,829	1,767	1,734	1,887	7,217	1,655	1,693	3,348
INTEREST EXPENSE	(2,593)	(3,634)	(3,596)	(893)	(890)	(887)	(885)	(3,555)	(882)	(879)	(1,761)
OTHER, NET	512	97	23	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	(2)	(3)	(2)	(2)	(2)	(9)	(2)	(2)	(4)

FUNDS FROM OPERATIONS	2,871	3,425	3,798	933	875	845	1,000	3,653	771	812	1,583
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(2,818)	(3,809)	(3,852)	(934)	(934)	(936)	(1,579)	(4,383)	(890)	(895)	(1,785)

NET INCOME	53	(384)	(54)	(1)	(59)	(91)	(579)	(730)	(119)	(83)	(202)

CC-JM II ASSOCIATES (BOOZ-ALLEN BUILDING) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	3,304	3,554	3,571	906	918	940	897	3,661	948	938	1,886
INTEREST - 7.0%	(1,615)	(1,561)	(1,493)	(362)	(357)	(357)	(344)	(1,420)	(342)	(338)	(680)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(70)	(2)	(1)	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	1,619	1,991	2,077	544	561	583	553	2,241	606	600	1,206
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,122)	(1,126)	(1,125)	(288)	(286)	(290)	(262)	(1,126)	(282)	(281)	(563)

NET INCOME	497	865	952	256	275	293	291	1,115	324	319	643

COUSINS SHARE OF CC-JM II (3):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	1,652	1,738	1,786	453	459	470	449	1,831	474	469	943
INTEREST EXPENSE	(808)	(781)	(747)	(181)	(179)	(179)	(172)	(711)	(171)	(169)	(340)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(35)	(1)	(1)	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	809	956	1,038	272	280	291	277	1,120	303	300	603
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(573)	(575)	(575)	(144)	(149)	(148)	(134)	(575)	(144)	(144)	(288)

NET INCOME	236	381	463	128	131	143	143	545	159	156	315

See Footnotes on Page 19	Page 8

Cousins Properties Incorporated
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL AND RECONCILIATIONS
(in thousands, except per share amounts, percentages and ratios)

				2002	2002	2002	2002		2003	2003
JOINT VENTURES	1999	2000	2001	1ST	2ND	3RD	4TH	2002	1ST	2ND	2003

BRAD COUS GOLF VENTURE, LTD (WORLD GOLF VILLAGE) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	362	456	558	113	183	193	207	696	131	240	371
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	362	456	558	113	183	193	207	696	131	240	371
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(195)	(395)	(691)	(202)	(190)	(192)	(245)	(829)	(34)	(171)	(205)

NET INCOME	167	61	(133)	(89)	(7)	1	(38)	(133)	97	69	166

COUSINS SHARE OF BRAD COUS GOLF VENTURE (3):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	181	228	279	57	92	97	104	350	66	120	186
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	181	228	279	57	92	97	104	350	66	120	186
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(98)	(198)	(346)	(101)	(95)	(96)	(123)	(415)	(17)	(85)	(102)

NET INCOME	83	30	(67)	(44)	(3)	1	(19)	(65)	49	35	84

TEN PEACHTREE PLACE ASSOCIATES (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	2,879	2,886	2,569	(122)	(108)	(122)	(166)	(518)	128	1,097	1,225
INTEREST - 8.0% UNTIL 11/01, BEG 12/01 FLOATING LIBOR + .75%	(1,452)	(1,373)	(1,234)	(154)	(88)	(114)	(101)	(457)	(69)	(66)	(135)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(12)	(2)	(11)	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	1,415	1,511	1,324	(276)	(196)	(236)	(267)	(975)	59	1,031	1,090
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(543)	(553)	(588)	(182)	(181)	(181)	(183)	(727)	(292)	(557)	(849)

NET INCOME	872	958	736	(458)	(377)	(417)	(450)	(1,702)	(233)	474	241

COUSINS SHARE OF TEN PEACHTREE PLACE ASSOCIATES (3):	25%	24%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	1,080	1,048	885	(61)	(54)	(61)	(83)	(259)	64	549	613
INTEREST EXPENSE	(726)	(686)	(606)	(77)	(44)	(57)	(51)	(229)	(34)	(33)	(67)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(2)	(1)	(2)	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	352	361	277	(138)	(98)	(118)	(134)	(488)	30	516	546
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(81)	(76)	(134)	(91)	(91)	(91)	(92)	(365)	(146)	(278)	(424)

NET INCOME	271	285	143	(229)	(189)	(209)	(226)	(853)	(116)	238	122

See Footnotes on Page 19	Page 9

Cousins Properties Incorporated
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL AND RECONCILIATIONS
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	1999	2000	2001	2002 1ST	2002 2ND	2002 3RD	2002 4TH	2002	2003 1ST	2003 2ND	2003

CSC ASSOCIATES, L. P. (BANK OF AMERICA PLAZA) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	28,650	29,088	29,227	7,554	7,758	7,832	7,591	30,735	7,956	7,977	15,933
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	28,650	29,088	29,227	7,554	7,758	7,832	7,591	30,735	7,956	7,977	15,933
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(7,694)	(7,710)	(7,653)	(1,915)	(1,910)	(1,911)	(1,918)	(7,654)	(1,928)	(1,916)	(3,844)

NET INCOME	20,956	21,378	21,574	5,639	5,848	5,921	5,673	23,081	6,028	6,061	12,089

COUSINS SHARE OF CSC ASSOCIATES, L P. (3):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	14,325	14,544	14,614	3,777	3,879	3,916	3,796	15,368	3,978	3,989	7,967
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	14,325	14,544	14,614	3,777	3,879	3,916	3,796	15,368	3,978	3,989	7,967
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(3,923)	(3,931)	(3,903)	(977)	(974)	(975)	(978)	(3,904)	(983)	(977)	(1,960)

NET INCOME	10,402	10,613	10,711	2,800	2,905	2,941	2,818	11,464	2,995	3,012	6,007

285 VENTURE (1155 PERIMETER CENTER WEST) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	0	2,403	7,756	1,980	2,024	2,003	1,987	7,994	2,012	2,013	4,025
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	2,403	7,756	1,980	2,024	2,003	1,987	7,994	2,012	2,013	4,025
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	(720)	(2,224)	(541)	(554)	(556)	(560)	(2,211)	(571)	(553)	(1,124)

NET INCOME	0	1,683	5,532	1,439	1,470	1,447	1,427	5,783	1,441	1,460	2,901

COUSINS SHARE OF 285 VENTURE (3):		50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	0	1,202	3,878	990	1,012	1,002	994	3,998	1,006	1,007	2,013
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	1,202	3,878	990	1,012	1,002	994	3,998	1,006	1,007	2,013
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	(371)	(1,282)	(313)	(319)	(320)	(322)	(1,274)	(327)	(319)	(646)

NET INCOME	0	831	2,596	677	693	682	672	2,724	679	688	1,367

See Footnotes on Page 19	Page 10

Cousins Properties Incorporated
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL AND RECONCILIATIONS
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	1999	2000	2001	2002 1ST	2002 2ND	2002 3RD	2002 4TH	2002	2003 1ST	2003 2ND	2003

CPI/FSP I, L.P. (AUSTIN RESEARCH PARK) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	0	0	1,512	1,357	1,668	1,669	1,663	6,357	1,680	1,714	3,394
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	(1)	(1)

FUNDS FROM OPERATIONS	0	0	1,512	1,357	1,668	1,669	1,663	6,357	1,680	1,713	3,393
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	(738)	(460)	(544)	(467)	(478)	(1,949)	(451)	(487)	(938)

NET INCOME	0	0	774	897	1,124	1,202	1,185	4,408	1,229	1,226	2,455

COUSINS SHARE OF CPI/FSP I, L.P. (3):			50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	0	0	756	679	834	835	832	3,180	840	857	1,697
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	(1)	(1)

FUNDS FROM OPERATIONS	0	0	756	679	834	835	832	3,180	840	856	1,696
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	(382)	(252)	(293)	(256)	(261)	(1,062)	(255)	(257)	(512)

NET INCOME	0	0	374	427	541	579	571	2,118	585	599	1,184

GATEWAY VILLAGE, LLC (CHARLOTTE GATEWAY VILLAGE) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	0	1,486	10,763	5,290	5,288	5,276	5,272	21,126	5,263	5,260	10,523
INTEREST	0	(1,501)	(6,280)	(3,054)	(3,022)	(2,994)	(2,960)	(12,030)	(2,928)	(2,895)	(5,823)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	(15)	4,483	2,236	2,266	2,282	2,312	9,096	2,335	2,365	4,700
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	(578)	(4,715)	(1,478)	(1,468)	(1,483)	(1,499)	(5,928)	(1,505)	(1,509)	(3,014)

NET INCOME	0	(593)	(232)	758	798	799	813	3,168	830	856	1,686

COUSINS SHARE OF GATEWAY VILLAGE (3) (4):
REVENUES LESS OPERATING EXPENSES	0	762	620	302	302	302	302	1,208	302	302	604
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	762	620	302	302	302	302	1,208	302	302	604
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	(8)	(8)	(9)	(25)	(8)	(8)	(16)

NET INCOME	0	762	620	302	294	294	293	1,183	294	294	588

See Footnotes on Page 19	Page 11

Cousins Properties Incorporated
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL AND RECONCILIATIONS
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	1999	2000	2001	2002 1ST	2002 2ND	2002 3RD	2002 4TH	2002	2003 1ST	2003 2ND	2003

CRAWFORD LONG-CPI, LLC (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	0	0	0	419	758	1,189	1,088	3,454	1,255	1,445	2,700
INTEREST - 5.9%	0	0	0	0	0	0	0	0	0	(424)	(424)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	0	419	758	1,189	1,088	3,454	1,255	1,021	2,276
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	(205)	(335)	(431)	(559)	(1,530)	(606)	(648)	(1,254)

NET INCOME	0	0	0	214	423	758	529	1,924	649	373	1,022

COUSINS SHARE OF CRAWFORD LONG-CPI, LLC (3):				50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	0	0	0	210	379	595	544	1,728	628	723	1,351
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	(212)	(212)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	0	210	379	595	544	1,728	628	511	1,139
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	(103)	(179)	(228)	(292)	(802)	(316)	(337)	(653)

NET INCOME	0	0	0	107	200	367	252	926	312	174	486

HAYWOOD MALL ASSOCIATES (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	6,061	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	6,061	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,151)	0	0	0	0	0	0	0	0	0	0

NET INCOME	4,910	0	0	0	0	0	0	0	0	0	0

COUSINS SHARE OF HAYWOOD MALL (3):	50%

REVENUES LESS OPERATING EXPENSES	3,069	0	0	0	0	0	0	0	0	0	0
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	3,069	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(635)	0	0	0	0	0	0	0	0	0	0

NET INCOME	2,434	0	0	0	0	0	0	0	0	0	0

See Footnotes on Page 19	Page 12

Cousins Properties Incorporated
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL AND RECONCILIATIONS
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	1999	2000	2001	2002 1ST	2002 2ND	2002 3RD	2002 4TH	2002	2003 1ST	2003 2ND	2003

OTHER:
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	0	142	0	0	0	0	0	0	0	0	0
OTHER, NET	3,418	3,543	453	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(194)	(301)	(64)	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	3,224	3,384	389	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	3,224	3,384	389	0	0	0	0	0	0	0	0

COUSINS SHARE OF OTHER (3):
REVENUES LESS OPERATING EXPENSES	0	71	0	0	0	0	0	0	0	0	0
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0
OTHER, NET	2,428	1,896	206	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(97)	(226)	(48)	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	2,331	1,741	158	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	2,331	1,741	158	0	0	0	0	0	0	0	0

COUSINS SHARE OF TEMCO ASSOCIATES (3):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND OUTPARCEL SALES, NET OF COS	1,270	678	1,720	1,030	397	415	107	1,949	532	1,048	1,580

FUNDS FROM OPERATIONS	1,270	678	1,720	1,030	397	415	107	1,949	532	1,048	1,580
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	1,270	678	1,720	1,030	397	415	107	1,949	532	1,048	1,580

COUSINS SHARE OF CL REALTY, LLC (3):									50%	50%	50%

RESIDENTIAL LOT AND OUTPARCEL SALES, NET OF COS	0	0	0	0	0	0	0	0	(18)	177	159

FUNDS FROM OPERATIONS	0	0	0	0	0	0	0	0	(18)	177	159
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	0	0	0	0	0	0	0	0	(18)	177	159

See Footnotes on Page 19	Page 13

Cousins Properties Incorporated
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL AND RECONCILIATIONS
(in thousands, except per share amounts, percentages and ratios)

RECONCILIATIONS		1999	2000	2001	2002 1ST	2002 2ND	2002 3RD	2002 4TH	2002	2003 1ST	2003 2ND	2003

(A)	2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX:
	PROPERTY ACQUISITION AND DEVELOPMENT EXPENDITURES PER CASH FLOWS FROM INVESTING ACTIVITIES	337,961	215,958	140,346	22,867	13,326	21,187	30,608	87,988	22,498	20,493	42,991
	ADDITIONS TO PROJECTS UNDER CONSTRUCTION, NET	(239,637)	(111,984)	(74,539)	(14,637)	(6,998)	(14,199)	(24,250)	(60,084)	(18,061)	(16,490)	(34,551)
	ADDITIONS TO LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT	(244)	(3,376)	(18,288)	(1,687)	(88)	(510)	(261)	(2,546)	(21)	(23)	(44)
	ADDITIONS TO RESIDENTIAL LOTS UNDER DEVELOPMENT	(7,084)	(6,688)	(13,964)	(4,557)	(936)	(2,460)	(4,047)	(12,000)	(1,881)	(2,681)	(4,562)
	1ST GENERATION TI & LEASING FEES	(88,188)	(89,849)	(22,080)	(1,037)	(4,127)	(424)	1,883	(3,705)	(201)	23	(178)
	FURNITURE & FIXTURES	(2,060)	(688)	(6,916)	(477)	(355)	(401)	(769)	(2,002)	(377)	(508)	(885)

	CONSOLIDATED SECOND GENERATION RELATED COSTS	748	3,373	4,559	472	822	3,193	3,164	7,651	1,957	814	2,771
	SHARE OF JOINT VENTURE 2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX	904	1,437	1,514	164	105	437	4,282	4,988	2,401	1,451	3,852

	2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX	1,652	4,810	6,073	636	927	3,630	7,446	12,639	4,358	2,265	6,623

	TOTAL BY TYPE:
	SECOND GENERATION LEASING RELATED COSTS	1,432	3,876	3,582	303	788	3,517	6,847	11,455	4,287	2,111	6,398
	SECOND GENERATION BUILDING IMPROVEMENTS	220	934	2,491	333	139	113	599	1,184	71	154	225

		1,652	4,810	6,073	636	927	3,630	7,446	12,639	4,358	2,265	6,623

	TOTAL BY SEGMENT:
	OFFICE:
	SECOND GENERATION LEASING RELATED COSTS	1,224	3,239	3,292	290	750	3,384	6,575	10,999	3,873	2,077	5,950
	SECOND GENERATION BUILDING IMPROVEMENTS	220	907	2,484	286	103	47	452	888	22	116	138

		1,444	4,146	5,776	576	853	3,431	7,027	11,887	3,895	2,193	6,088

	RETAIL:
	SECOND GENERATION LEASING RELATED COSTS	208	637	290	13	38	133	272	456	414	35	449
	SECOND GENERATION BUILDING IMPROVEMENTS	0	27	7	47	36	66	147	296	49	37	86

		208	664	297	60	74	199	419	752	463	72	535

		1,652	4,810	6,073	636	927	3,630	7,446	12,639	4,358	2,265	6,623

(B)	ADJUSTED DEBT:
	CONSOLIDATED DEBT	312,257	485,085	585,275	597,304	600,476	646,390	669,792	669,792	686,011	524,883	524,883
	SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT	218,739	256,292	275,913	273,392	270,955	268,432	265,854	265,854	263,329	288,265	288,265

	TOTAL DEBT INCLUDING SHARE OF JV’S	530,996	741,377	861,188	870,696	871,431	914,822	935,646	935,646	949,340	813,148	813,148
	SHARE OF CHARLOTTE GATEWAY VILLAGE DEBT (5)	(28,504)	(70,309)	(94,685)	(93,728)	(92,756)	(91,769)	(90,766)	(90,766)	(89,746)	(88,711)	(88,711)

	ADJUSTED DEBT	502,492	671,068	766,503	776,968	778,675	823,053	844,880	844,880	859,595	724,437	724,437

	RECOURSE DEBT	143,639	174,522	154,018	84,128	88,946	137,063	160,443	160,443	178,239	18,842	18,842
	NON-RECOURSE DEBT	358,853	496,546	612,485	692,840	689,729	685,990	684,437	684,437	681,356	705,595	705,595

	ADJUSTED DEBT	502,492	671,068	766,503	776,968	778,675	823,053	844,880	844,880	859,595	724,437	724,437

(C)	CONSOLIDATED INTEREST EXPENSE (INCLUDING SHARE OF JOINT VENTURES):
	CONSOLIDATED INTEREST EXPENSE	600	13,596	26,138	7,994	9,015	8,963	9,277	35,249	9,256	8,396	17,652
	DISCONTINUED OPERATIONS INTEREST EXPENSE	0	0	1,472	538	542	548	546	2,174	533	538	1,071
	SHARE OF JOINT VENTURE INTEREST EXPENSE	14,473	14,311	13,936	3,348	3,300	3,296	3,264	13,208	3,211	3,405	6,616

	CONSOLIDATED INTEREST EXPENSE (INC SHARE OF JV’S)	15,073	27,907	41,546	11,880	12,857	12,807	13,087	50,631	13,000	12,339	25,339

(D)	FIXED CHARGES:
	CONSOLIDATED INTEREST EXPENSE (INCLUDING SHARE OF JOINT VENTURES)	15,073	27,907	41,546	11,880	12,857	12,807	13,087	50,631	13,000	12,339	25,339
	PRINCIPAL PAYMENTS:
	CONSOLIDATED	6,120	4,734	5,721	2,618	1,645	1,673	1,696	7,632	1,606	1,964	3,570
	SHARE OF JOINT VENTURES	3,565	4,252	4,696	1,565	1,465	1,535	1,575	6,140	1,506	1,528	3,034
	GROUND LEASE PAYMENTS:
	CONSOLIDATED	101	147	613	212	208	209	210	839	214	208	422
	SHARE OF JOINT VENTURES	12	12	12	3	3	3	3	12	3	3	6

	TOTAL FIXED CHARGES	24,871	37,052	52,588	16,278	16,178	16,227	16,571	65,254	16,329	16,042	32,371

See Footnotes on Page 19	Page 14

Cousins Properties Incorporated
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL AND RECONCILIATIONS
(in thousands, except per share amounts, percentages and ratios)

RECONCILIATIONS	1999	2000	2001	2002 1ST	2002 2ND	2002 3RD	2002 4TH	2002	2003 1ST	2003 2ND	2003

(E) SAME PROPERTY GROWTH:
PERIOD COMPARED:	Y 00/99	Y 00/99	Y 02/01	2Q02/1Q02		4Q02/3Q02		Y 02/01	2Q03/ 1Q03

SAME PROPERTY:
REVENUES LESS OPERATING EXPENSES	58,318	59,702	126,427	37,129	38,495	38,736	37,806	127,554	34,996	35,372
STRAIGHT-LINE RENTS	(616)	(1,047)	2,340	918	116	189	922	1,242	248	292
LEASE TERMINATION FEES	0	0	0	25	718	2,067	634	1,185	1,107	1,368
INTER-COMPANY ACTIVITIES	0	0	0	0	0	0	0	0	(139)	(139)

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (GAAP)	57,702	58,655	128,767	38,072	39,329	40,992	39,362	129,981	36,212	36,893

GROWTH — SAME PROPERTY REVENUES LESS OPERATING EXPENSES		2.4%			3.7%		-2.4%	0.9%		1.1%

NON-SAME PROPERTY:
REVENUES LESS OPERATING EXPENSES	34,926	65,839	23,315	3,329	5,347	4,389	4,196	41,874	6,262	4,921
STRAIGHT-LINE RENTS	758	2,676	824	0	0	0	0	903	260	245
LEASE TERMINATION FEES	0	0	0	131	719	0	10	3,119	20,000	2
INTER-COMPANY ACTIVITIES	0	0	0	0	0	0	0	0	0	0

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (GAAP)	35,684	68,515	24,139	3,460	6,066	4,389	4,206	45,896	26,522	5,168

PERIOD COMPARED:		Y 01/00	Y 01/00	1Q02/4Q01	3Q02/2Q02		1Q03/4Q02		1Q03/4Q02

SAME PROPERTY:
REVENUES LESS OPERATING EXPENSES		88,651	93,909	37,129	39,085	38,055	37,806		38,301
STRAIGHT-LINE RENTS		1,336	1,241	918	116	189	922		467
LEASE TERMINATION FEES		0	0	25	1,437	2,067	634		1,107
INTER-COMPANY ACTIVITIES		0	0	0	0	0	0		(139)

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (GAAP)		89,987	95,150	38,072	40,638	40,311	39,362		39,736

GROWTH — SAME PROPERTY REVENUES LESS OPERATING EXPENSES			5.9%	0.5%		-2.6%			1.3%

NON-SAME PROPERTY:
REVENUES LESS OPERATING EXPENSES		36,890	55,833	3,329	4,758	5,071	4,196		2,957
STRAIGHT-LINE RENTS		293	1,923	131	0	0	0		41
LEASE TERMINATION FEES		0	0	0	0	0	10		20,000
INTER-COMPANY ACTIVITIES		0	0	0	0	0	0		0

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (GAAP)		37,183	57,756	3,460	4,758	5,071	4,206		22,998

ALL PROPERTIES:
REVENUES LESS OPERATING EXPENSES	93,244	125,541	149,742	40,458	43,842	43,125	42,002	169,427	41,258	40,293	81,551
STRAIGHT-LINE RENTS — CONTINUING OPERATIONS	(140)	729	2,160	700	(103)	(30)	699	1,266	289	328	617
STRAIGHT-LINE RENTS — DISCONTINUED OPERATIONS	282	900	1,004	218	219	219	223	879	219	209	428
LEASE TERMINATION FEES	0	0	0	156	1,437	2,067	644	4,304	21,107	1,370	22,477
INTER-COMPANY ACTIVITIES	0	0	0	0	0	0	0	0	(139)	(139)	(278)

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (GAAP)	93,386	127,170	152,906	41,532	45,395	45,381	43,568	175,876	62,734	42,061	104,795

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (GAAP):
OPERATING PROPERTIES	38,883	69,203	84,694	23,519	26,739	26,447	24,599	101,304	44,532	23,661	68,193
DISCONTINUED OPERATIONS	4,510	11,367	16,790	4,373	4,655	4,707	4,497	18,232	4,474	3,849	8,323
SHARE OF UNCONSOLIDATED JOINT VENTURES	49,993	46,600	51,422	13,640	14,001	14,227	14,472	56,340	13,728	14,551	28,279

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	93,386	127,170	152,906	41,532	45,395	45,381	43,568	175,876	62,734	42,061	104,795

See Footnotes on Page 19	Page 15

Cousins Properties Incorporated
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL AND RECONCILIATIONS
(in thousands, except per share amounts, percentages and ratios)

RECONCILIATIONS	1999	2000	2001	2002 1ST	2002 2ND	2002 3RD	2002 4TH	2002	2003 1ST	2003 2ND	2003

(F) RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
OPERATING EXPENSES:
RENTAL PROPERTY REVENUES	56,246	98,682	122,090	33,301	36,919	37,427	35,707	143,354	54,989	34,813	89,802
RENTAL PROPERTY OPERATING EXPENSES	(17,363)	(29,479)	(37,396)	(9,782)	(10,180)	(10,980)	(11,108)	(42,050)	(10,457)	(11,152)	(21,609)

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	38,883	69,203	84,694	23,519	26,739	26,447	24,599	101,304	44,532	23,661	68,193

(G) INCOME FROM DISCONTINUED OPERATIONS:
RENTAL PROPERTY REVENUES	6,234	15,304	23,379	6,100	6,493	6,537	6,188	25,318	6,024	5,091	11,115
RENTAL PROPERTY OPERATING EXPENSES	(1,724)	(3,937)	(6,589)	(1,727)	(1,838)	(1,830)	(1,691)	(7,086)	(1,550)	(1,242)	(2,792)

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	4,510	11,367	16,790	4,373	4,655	4,707	4,497	18,232	4,474	3,849	8,323
INTEREST EXPENSE	0	0	(1,472)	(538)	(542)	(548)	(546)	(2,174)	(533)	(538)	(1,071)
MINORITY INTEREST EXPENSE	(43)	(509)	(907)	(226)	(228)	(231)	(230)	(915)	(226)	(143)	(369)
PROVISION FOR INCOME TAXES	0	(31)	(136)	(36)	(35)	(49)	(19)	(139)	0	0	0

FUNDS FROM OPERATIONS	4,467	10,827	14,275	3,573	3,850	3,879	3,702	15,004	3,715	3,168	6,883
DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(1,523)	(3,819)	(5,427)	(1,481)	(1,484)	(1,545)	(1,425)	(5,935)	(1,352)	(276)	(1,628)

NET INCOME FROM DISCONTINUED OPERATIONS	2,944	7,008	8,848	2,092	2,366	2,334	2,277	9,069	2,363	2,892	5,255

(H) SHARE OF INCOME FROM UNCONSOLIDATED JOINT VENTURES:
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES, NET OF CONSOLIDATING ENTRY	49,993	46,600	51,422	13,640	14,001	14,227	14,472	56,340	13,728	14,551	28,279
INTEREST EXPENSE	(14,473)	(14,311)	(13,936)	(3,348)	(3,300)	(3,296)	(3,264)	(13,208)	(3,211)	(3,405)	(6,616)
OTHER, NET	3,060	2,258	144	(15)	64	26	63	138	458	(19)	439
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(137)	(231)	(53)	(3)	(2)	(2)	(2)	(9)	(8)	(9)	(17)

FUNDS FROM OPERATIONS, EXCLUDING RESIDENTIAL LOT AND TRACT SALES, NET OF COS	38,443	34,316	37,577	10,274	10,763	10,955	11,269	43,261	10,967	11,118	22,085
RESIDENTIAL LOT AND TRACT SALES, NET OF COS	1,270	678	1,720	1,030	397	415	107	1,949	513	1,225	1,738

FUNDS FROM OPERATIONS	39,713	34,994	39,297	11,304	11,160	11,370	11,376	45,210	11,480	12,343	23,823
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(20,076)	(15,542)	(16,400)	(4,274)	(4,559)	(4,490)	(5,217)	(18,540)	(4,432)	(4,680)	(9,112)
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY — JOINT VENTURE	0	0	0	0	0	0	0	0	(551)	0	(551)

NET INCOME (INCOME FROM UNCONSOLIDATED JOINT VENTURES)	19,637	19,452	22,897	7,030	6,601	6,880	6,159	26,670	6,497	7,663	14,160

See Footnotes on Page 19	Page 16

Cousins Properties Incorporated
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL AND RECONCILIATIONS
(in thousands, except per share amounts, percentages and ratios)

					2002	2002	2002	2002		2003	2003
RECONCILIATIONS		1999	2000	2001	1ST	2ND	3RD	4TH	2002	1ST	2ND	2003

(I)	CONSOLIDATED RESIDENTIAL AND OUTPARCEL SALES AND COST OF SALES:
	RESIDENTIAL LOT AND OUTPARCEL SALES — WHOLLY OWNED:
	TRACT SALES	0	0	0	0	0	0	547	547	0	0	0
	LOT SALES	17,857	13,951	6,682	4,035	521	2,481	1,542	8,579	3,928	1,612	5,540

	TOTAL RESIDENTIAL AND OUTPARCEL SALES	17,857	13,951	6,682	4,035	521	2,481	2,089	9,126	3,928	1,612	5,540

	RESIDENTIAL LOT AND OUTPARCEL COST OF SALES — WHOLLY-OWNED:
	TRACT COST OF SALES	0	0	0	0	0	0	352	352	0	0	0
	LOT COST OF SALES	14,897	11,684	5,910	2,970	444	2,414	1,129	6,957	3,231	1,368	4,599

	TOTAL RESIDENTIAL AND OUTPARCEL COST OF SALES	14,897	11,684	5,910	2,970	444	2,414	1,481	7,309	3,231	1,368	4,599

	TRACT SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	222	564	2,011	0	0	0	2,143	2,143	0	0	0

	RESIDENTIAL LOT AND OUTPARCEL SALES, NET -WHOLLY OWNED	3,182	2,831	2,783	1,065	77	67	2,751	3,960	697	244	941

	SUMMARY:
	TRACT SALES NET OF COS — WHOLLY OWNED	222	564	2,011	0	0	0	2,338	2,338	0	0	0
	LOT SALES NET OF COS — WHOLLY OWNED	2,960	2,267	772	1,065	77	67	413	1,622	697	244	941

	TOTAL WHOLLY OWNED SALES, NET	3,182	2,831	2,783	1,065	77	67	2,751	3,960	697	244	941

	SHARE OF UNCONSOLIDATED JOINT VENTURES:
	TRACT SALES LESS COST OF SALES	1,229	773	1,098	370	45	254	2	671	0	430	430
	LOT SALES LESS COST OF SALES	0	0	645	659	353	164	105	1,281	513	795	1,308
	OTHER — JOINT VENTURE	41	(95)	(23)	1	(1)	(3)	0	(3)	0	0	0

	TRACT AND LOT SALES, NET — SHARE OF JOINT VENTURES	1,270	678	1,720	1,030	397	415	107	1,949	513	1,225	1,738

	TOTAL RESIDENTIAL/LAND DIVISION	4,452	3,509	4,503	2,095	474	482	2,858	5,909	1,210	1,469	2,679

See Footnotes on Page 19	Page 17

Cousins Properties Incorporated
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL AND RECONCILIATIONS
(in thousands, except per share amounts, percentages and ratios)

RECONCILIATIONS	1999	2000	2001	2002 1ST	2002 2ND	2002 3RD	2002 4TH	2002	2003 1ST	2003 2ND	2003

(J) DEPRECIATION AND AMORTIZATION:
REAL ESTATE RELATED:
CONSOLIDATED	14,396	27,867	37,059	10,011	11,331	13,581	11,381	46,304	14,153	12,540	26,693
DISCONTINUED OPERATIONS	1,523	3,819	5,427	1,481	1,484	1,545	1,425	5,935	1,352	276	1,628

	15,919	31,686	42,486	11,492	12,815	15,126	12,806	52,239	15,505	12,816	28,321
SHARE OF JOINT VENTURES	20,076	15,542	16,400	4,274	4,559	4,490	5,217	18,540	4,432	4,680	9,112

TOTAL REAL ESTATE RELATED	35,995	47,228	58,886	15,766	17,374	19,616	18,023	70,779	19,937	17,496	37,433

NON-REAL ESTATE RELATED:
CONSOLIDATED	940	1,099	2,166	528	532	546	542	2,148	571	602	1,173
DISCONTINUED OPERATIONS	—	—	—	—	—	—	—	—	—	—	—

	940	1,099	2,166	528	532	546	542	2,148	571	602	1,173
SHARE OF JOINT VENTURES	137	231	53	3	2	2	2	9	8	9	17

TOTAL NON-REAL ESTATE RELATED	1,077	1,330	2,219	531	534	548	544	2,157	579	611	1,190

TOTAL DEPRECIATION AND AMORTIZATION	37,072	48,558	61,105	16,297	17,908	20,164	18,567	72,936	20,516	18,107	38,623

SUMMARY:
CONSOLIDATED	15,336	28,966	39,225	10,539	11,863	14,127	11,923	48,452	14,724	13,142	27,866
DISCONTINUED OPERATIONS	1,523	3,819	5,427	1,481	1,484	1,545	1,425	5,935	1,352	276	1,628

	16,859	32,785	44,652	12,020	13,347	15,672	13,348	54,387	16,076	13,418	29,494
SHARE OF JOINT VENTURES	20,213	15,773	16,453	4,277	4,561	4,492	5,219	18,549	4,440	4,689	9,129

TOTAL DEPRECIATION AND AMORTIZATION	37,072	48,558	61,105	16,297	17,908	20,164	18,567	72,936	20,516	18,107	38,623
MINORITY INTEREST’S SHARE OF DEPRECIATION AND AMORTIZATION	(335)	(1,164)	(95)	—	—	—	—	—	—	—	—

TOTAL DEPRECIATION & AMORTIZATION, NET OF MINORITY INTERESTS’ SHARE	36,737	47,394	61,010	16,297	17,908	20,164	18,567	72,936	20,516	18,107	38,623

SUMMARY BY TYPE:
REAL ESTATE RELATED:
BUILDING (INCLUDING TENANT FIRST GENERATION):
CONSOLIDATED	14,871	30,402	38,522	10,732	12,463	14,522	12,196	49,913	14,904	12,190	27,094
SHARE OF JOINT VENTURES	19,229	14,825	15,656	4,084	4,372	4,275	5,031	17,762	4,182	4,230	8,412

	34,100	45,227	54,178	14,816	16,835	18,797	17,227	67,675	19,086	16,420	35,506

TENANT SECOND GENERATION:
CONSOLIDATED	1,048	1,284	3,964	760	351	603	612	2,326	601	626	1,227
SHARE OF JOINT VENTURES	847	717	744	190	187	215	186	778	250	450	700

	1,895	2,001	4,708	950	538	818	798	3,104	851	1,076	1,927

TOTAL REAL ESTATE RELATED	35,995	47,228	58,886	15,766	17,373	19,615	18,025	70,779	19,937	17,496	37,433

NON-REAL ESTATE RELATED:
FURNITURE, FIXTURES AND EQUIPMENT:
CONSOLIDATED	640	799	1,485	522	526	539	535	2,122	565	596	1,161
SHARE OF JOINT VENTURES	101	231	53	3	2	2	2	9	8	9	17

TOTAL REAL ESTATE RELATED	741	1,030	1,538	525	528	541	537	2,131	573	605	1,178

GOODWILL & SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS CONSOLIDATED	300	300	681	6	6	7	7	26	6	6	12
SHARE OF JOINT VENTURES	36	0	0	0	0	0	0	0	0	0	0

	336	300	681	6	6	7	7	26	6	6	12

TOTAL NON-REAL ESTATE RELATED	1,077	1,330	2,219	531	534	548	544	2,157	579	611	1,190

TOTAL DEPRECIATION & AMORTIZATION	37,072	48,558	61,105	16,297	17,907	20,163	18,569	72,936	20,516	18,107	38,623

See Footnotes on Page 19	Page 18

Cousins Properties Incorporated
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL AND RECONCILIATIONS

FOOTNOTES

(1)	See corresponding reconciliations (identified with capital letters preceding the item descriptions) beginning on page 14.

(2)	Same-Property Growth represents the percentage increase (decrease) in Same-Property Revenues Less Operating Expenses, which excludes straight-line rents, lease termination fees and inter-company activities for those properties which were fully operational for two consecutive reporting periods. The reconciliation for the comparison of the 4th quarter 2001 with the 1st quarter 2002 is as follows. Reconciliations for all other periods are contained in Reconciliation E on Page 15.

PERIOD COMPARED:	4Q01	1Q02

SAME PROPERTY:
REVENUES LESS OPERATING EXPENSES	36,931	37,129
STRAIGHT-LINE RENTS	546	918
LEASE TERMINATION FEES	0	25
INTER-COMPANY ACTIVITIES	0	0

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (GAAP)	37,477	38,072

GROWTH — SAME PROPERTY REVENUES LESS OPERATING EXPENSES		0.5%

NON-SAME PROPERTY:
REVENUES LESS OPERATING EXPENSES	1,224	3,329
STRAIGHT-LINE RENTS	0	0
LEASE TERMINATION FEES	0	131
INTER-COMPANY ACTIVITIES
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY	0	0
OPERATING EXPENSES (GAAP)	1,224	3,460

ALL PROPERTIES:
REVENUES LESS OPERATING EXPENSES	38,155	40,458
STRAIGHT-LINE RENTS — CONTINUING OPERATIONS	244	700
STRAIGHT-LINE RENTS — DISCONTINUED OPERATIONS	302	218
LEASE TERMINATION FEES	0	156
INTER-COMPANY ACTIVITIES	0	0

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (GAAP)	38,701	41,532

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
OPERATING EXPENSES (GAAP):
OPERATING PROPERTIES	20,670	23,519
DISCONTINUED OPERATIONS	4,616	4,373
SHARE OF UNCONSOLIDATED JOINT VENTURES	13,415	13,640

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	38,701	41,532

(3)	Cousins’ share of Joint Venture Income has been adjusted in certain instances for elimination of inter-company activities and depreciation on Cousins’ investment in joint ventures.

(4)	The Company recognizes a preferred return on its equity in Gateway Village. See Note 5 to “Notes to Consolidated Financial Statements” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002.

(5)	The Charlotte Gateway Village debt is fully secured by the underlying property and non-recourse to the borrower and is fully amortized by rental payments under a long-term lease to Bank of America. The Gateway debt is also excluded from debt and coverage ratios for purposes of the bank covenants pertaining to the Company’s credit facility.

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES

      The Company uses non-GAAP financial measures in its filings and other public disclosures. These non-GAAP financial measures are defined below. For oral presentations, reconciliations to the most directly comparable GAAP measure may be accessed through the “Quarterly Press Release and Supplemental Information” link and the “Supplemental SEC Information” link on the Investor Relations page of the Company’s Web site, www.cousinsproperties.com.

      The following is a list of non-GAAP financial measures that the Company commonly uses and a description for each measure of (1) the reasons that management believes the measure is useful to investors, and (2) if material, any additional uses of the measure by management of the Company.

      “Funds From Operations” (“FFO”) is a supplemental operating performance measure used in the real estate industry. Effective January 1, 2003, the Company adopted the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition of FFO, which is net income (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization or impairment of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis.

      FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates the operating performance of its reportable segments and of its divisions based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and employees.

      “Rental Property Revenues Less Rental Property Operating Expenses” is used by industry analysts, investors and Company management to measure operating performance of the Company’s properties. Like FFO, Rental Property Revenues Less Rental Property Operating Expenses excludes certain components from Net Income in order to provide results that are more closely related to a property’s results of operations. Certain items, such as interest expense, while included in FFO and Net Income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property’s performance. Depreciation and amortization are also excluded from this item for the reasons described under FFO above. Additionally, appraisals of real estate are based on the value of an income stream before interest and depreciation.

      “Same-Property Growth” represents the percentage change in Same-Property Revenues Less Operating Expenses for properties that have been fully operational for two consecutive reporting periods. Same-Property Revenues Less Operating Expenses is similar to Rental Property Revenues Less Rental Property Operating Expenses, but excludes lease termination fees, which are generally one-time payments that may distort results of operations for comparable periods, straight-line rents and inter-company activities. While seasonal items such as percentage rents may distort comparisons of one quarter to the previous quarter, annual comparisons are not distorted by seasonality. Same-Property Growth allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company’s portfolio.

      “2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures” is used in the valuation and analysis of real estate. Because the Company develops and acquires properties, in addition to operating existing properties, its property acquisition and development expenditures included in the Statements of Cash Flows includes both initial costs associated with developing and acquiring investment assets and those expenditures necessary for operating and maintaining existing properties at historical performance levels. The latter costs are referred to as second generation costs and are useful in evaluating the economic performance of the asset and in valuing the asset. Accordingly, the Company discloses the portion of its property acquisition and development expenditures that pertain to second generation space in its operating properties.

      “Adjusted Debt” is defined as the Company’s debt and the Company’s pro rata share of unconsolidated joint venture debt, excluding debt related to Charlotte Gateway Village, L.L.C. (“Gateway”). The Company excludes Gateway debt as it is fully secured by the underlying property and non-recourse to the borrower and is fully amortized by rental payments under a long-term lease to Bank of America. The Gateway debt is also excluded from debt and coverage ratios for purposes of the bank covenants pertaining to the Company’s credit facility. This measure is useful as a measure of the Company’s ability to meet its debt obligations and to raise additional debt.

      “Interest Expense Coverage Ratio” is defined as the ratio of FFO plus consolidated interest expense (“Consolidated FFO Before Interest”) divided by consolidated interest expense. Consolidated interest expense is the sum of the Company’s interest expense plus its share of interest expense for unconsolidated joint ventures. The Company’s share of interest expense for Gateway has been excluded in accordance with the discussion under “Adjusted Debt” above. This measure is useful as a measure of the Company’s ability to meet its debt obligations and to raise additional debt.

      “Fixed Charge Coverage Ratio” is defined as Consolidated FFO Before Interest divided by fixed charges. Fixed charges is the sum of interest expense, principal amortization under mortgage notes payable and ground lease rental payments. Fixed charges include the Company’s share of fixed charges for unconsolidated joint ventures, with Gateway expenses excluded, as discussed above. This measure is useful as a measure of the Company’s ability to meet its debt obligations and to raise additional debt.

Cousins Properties Incorporated
DEVELOPMENT PIPELINE (1)
As of June 30, 2003

		Leased			Approximate	Cousins'	Cousins'	Projected Dates
	Total	GLA (%)	Venture	Cousins’	Total Cost	Share of	Investment	for Completion and
Project	GLA	(fully executed)	Partner	Ownership %	(000s)	Total Costs	@ 6/30/03	Fully Operational

Office
Frost Bank Tower	525,000	46%	N/A	100%	$143,200	$143,200	$85,092	const. — 4Q-03

(Austin, TX)								fully operational 1Q-05
SUBTOTAL	525,000				143,200	143,200	85,092

Retail
The Avenue West Cobb	205,000	61%	N/A	100%	37,800	37,800	17,765	const. — 4Q-03
(Atlanta, GA)								fully operational 4Q-04
The Shops of Lake Tuscaloosa	62,000	71%	N/A	100%	8,300	8,300	4,369	const. — 4Q-03
(Tuscaloosa, AL)								fully operational 2Q-04

SUBTOTAL	267,000				46,100	46,100	22,134

TOTAL	792,000				$189,300	$189,300	$107,226

(1)	This Development Pipeline schedule includes all projects currently under construction from the commencement of construction until the projects become fully operational pursuant to accounting principles generally accepted in the United States (“GAAP”). Costs are estimated costs upon completion and achievement of fully operational status. Significant estimates are required to derive these costs and the final costs may differ from these estimates. The projected dates for completion and fully operational status shown are estimates and are subject to change as the projects proceed through the development process.

NOTE: Certain matters contained in this schedule are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks, including, but not limited to, general economic conditions, local real estate conditions, the activity of others developing competitive projects, the cyclical nature of the real estate industry, the financial condition of existing tenants, interest rates, the Company’s ability to obtain favorable financing or zoning, environmental matters, the effects of terrorism, the failure of assets under contract for sale to ultimately close and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including the Form 8-K filed on March 9, 2001. The words “believes,” “expects,” “anticipates,” “estimates” and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that these plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

COUSINS PROPERTIES INCORPORATED AND CONSOLIDATED ENTITIES
CONSOLIDATED BALANCE SHEETS

($ in thousands, except share and per share amounts)

	June 30,	December 31,
	2003	2002

	(Unaudited)
ASSETS
PROPERTIES:
Operating properties, net of accumulated depreciation of $163,308 as of June 30, 2003 and $136,484 as of December 31, 2002	$700,448	$619,031
Operating properties held for sale, net of accumulated depreciation of $6,176 as of June 30, 2003 and $18,616 as of December 31, 2002	23,593	138,298
Land held for investment or future development	16,676	16,632
Projects under construction	107,226	171,135
Residential lots under development	20,758	20,100

Total properties	868,701	965,196
CASH AND CASH EQUIVALENTS, at cost which approximates market	14,379	9,471
NOTES AND OTHER RECEIVABLES	46,727	50,607
INVESTMENT IN UNCONSOLIDATED JOINT VENTURES	175,744	185,516
OTHER ASSETS, including goodwill of $15,696 in 2003 and $15,612 in 2002	40,703	37,287

TOTAL ASSETS	$1,146,254	$1,248,077

LIABILITIES AND STOCKHOLDERS’ INVESTMENT
NOTES PAYABLE	$524,883	$669,792
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES	41,465	35,445
DEPOSITS AND DEFERRED INCOME	3,393	3,429

TOTAL LIABILITIES	569,741	708,666

MINORITY INTERESTS	19,260	26,959

DEFERRED GAIN	11,689	103,568

COMMITMENTS AND CONTINGENT LIABILITIES
STOCKHOLDERS’ INVESTMENT:
Common stock, $1 par value, authorized 150,000,000 shares; issued 51,182,712 shares at June 30, 2003 and 50,843,835 shares at December 31, 2002	51,183	50,844
Additional paid-in capital	294,264	288,172
Treasury stock at cost, 2,691,582 shares in 2003 and 2,457,482 shares in 2002	(64,894)	(59,356)
Unearned compensation	(2,201)	(2,647)
Cumulative undistributed net income	267,212	131,871

TOTAL STOCKHOLDERS’ INVESTMENT	545,564	408,884

TOTAL LIABILITIES AND STOCKHOLDERS’ INVESTMENT	$1,146,254	$1,248,077

Cousins Properties Incorporated
PORTFOLIO LISTING
BY PROPERTY TYPE & GEOGRAPHICAL CONCENTRATION
As of June 30, 2003

						Percent
						Leased
						(Fully Executed)
					Company's
		Metropolitan		Rentable	Ownership	Prior Quarter	Current Quarter
	Property Description	Area	State	Square Feet	Interest	(3/31/03)	(6/30/03)

I.	OFFICE
	A. Commercial Office
	Bank of America Plaza	Atlanta		1,262,000	50.00%	100%	100%
	One Ninety One Peachtree Tower	Atlanta		1,215,000	9.80%	97%	96%
	Inforum	Atlanta		990,000	100.00%	94%	94%
	3200 Windy Hill Road	Atlanta		694,000	50.00%	95%	95%
	2300 Windy Ridge Parkway	Atlanta		636,000	50.00%	86%	86%
	The Pinnacle	Atlanta		424,000	50.00%	97%	97%
	One Georgia Center	Atlanta		363,000	88.50%	77%	80%
	1155 Perimeter Center West	Atlanta		362,000	50.00%	99%	99%
	2500 Windy Ridge Parkway	Atlanta		316,000	50.00%	89%	99%
	Two Live Oak Center	Atlanta		279,000	50.00%	79%	85%
	4200 Wildwood Parkway	Atlanta		260,000	50.00%	100%	100%
	Ten Peachtree Place	Atlanta		260,000	50.00%	100%	100%
	4300 Wildwood Parkway	Atlanta		150,000	50.00%	100%	100%
	4100 Wildwood Parkway	Atlanta		100,000	50.00%	100%	100%
	3100 Windy Hill Road	Atlanta		188,000	100.00%	100%	100%
	566 North Point Center East	Atlanta		152,000	100.00%	91%	51%
	615 Peachtree Street	Atlanta		148,000	100.00%	88%	88%
	200 North Point Center East	Atlanta		130,000	11.50%	37%	37%
	333 North Point Center East	Atlanta		129,000	100.00%	85%	47%
	100 North Point Center East	Atlanta		128,000	11.50%	69%	69%
	3301 Windy Ridge Parkway	Atlanta		107,000	100.00%	100%	100%

			Georgia	8,293,000

	Lakeshore Park Plaza	Birmingham		190,000	100.00%	81%	80	%(a)
	Grandview II	Birmingham		149,000	11.50%	100%	100%
	600 University Park Place	Birmingham		123,000	100.00%	95%	99	%(a)

			Alabama	462,000

	Gateway Village	Charlotte		1,065,000	50.00%	100%	100%
	101 Independence Center	Charlotte		526,000	100.00%	99%	99%
	Wachovia Tower	Greensboro		324,000	11.50%	65%	67%

			North Carolina	1,915,000

	Frost Bank Tower	Austin		525,000	100.00%	46%	46	%(b)
	Austin Research Park — Building III	Austin		174,000	50.00%	100%	100%
	Austin Research Park — Building IV	Austin		184,000	50.00%	100%	100%
	The Points at Waterview	Dallas		201,000	100.00%	85%	90%

			Texas	1,084,000

	John Marshall-II	Washington, D.C.		224,000	50.00%	100%	100%
	333 John Carlyle	Washington, D.C.		153,000	100.00%	96%	90%
	1900 Duke Street	Washington, D.C.		97,000	100.00%	100%	100%

			Washington D.C.	474,000

	101 Second Street	San Francisco		387,000	100.00%	83%	88	%(a)
	55 Second Street	San Francisco		379,000	100.00%	51%	51	%(a)

			California	766,000

	Total Commercial Office			12,994,000		91%	90%	(c)

	B. Medical Office
	Emory Crawford Long Medical Office Tower	Atlanta		358,000	50.00%	85%	87%
	Northside/Alpharetta II	Atlanta		198,000	100.00%	74%	74%
	Meridian Mark Plaza	Atlanta		160,000	100.00%	100%	100%
	Northside/Alpharetta I	Atlanta		103,000	100.00%	97%	98%
	AtheroGenics	Atlanta		51,000	100.00%	100%	100%

			Georgia	870,000

	Presbyterian Medical Plaza at University	Charlotte	North Carolina	69,000	11.50%	100%	100%

	Total Medical Office			939,000		88%	89%	(c)

	TOTAL OFFICE			13,933,000		91%	90%	(c)

Cousins Properties Incorporated
PORTFOLIO LISTING
BY PROPERTY TYPE & GEOGRAPHICAL CONCENTRATION
As of June 30, 2003

						Percent
						Leased
						(Fully Executed)
					Company’s
		Metropolitan		Rentable	Ownership	Prior Quarter	Current Quarter
	Property Description	Area	State	Square Feet	Interest	(3/31/03)	(6/30/03)

II.	RETAIL
	North Point MarketCenter	Atlanta		401,000	11.50%	100%	100%
	Presidential MarketCenter	Atlanta		374,000	100.00%	100%	100%
	The Avenue East Cobb	Atlanta		225,000	100.00%	99%	98%
	The Avenue West Cobb	Atlanta		205,000	100.00%	34%	61	%(b)
	Perimeter Expo	Atlanta		176,000	100.00%	100%	100%
	The Avenue Peachtree City	Atlanta		169,000	88.50%	100%	100	%(d)
	Mansell Crossing Phase II	Atlanta		103,000	11.50%	100%	100%

			Georgia	1,653,000

	The Avenue of the Peninsula	Rolling Hills Estates		374,000	100.00%	88%	87%
	Los Altos MarketCenter	Long Beach		157,000	11.50%	100%	99%

			California	531,000

	The Shops at World Golf Village	St. Augustine	Florida	80,000	50.00%	74%	74%
	The Shops of Lake Tuscaloosa	Tuscaloosa	Alabama	62,000	100.00%	71%	71	%(b)
	Greenbrier MarketCenter	Chesapeake	Virginia	376,000	11.50%	100%	100%

	Total Retail			2,702,000		96%	96%	(c)

	TOTAL PORTFOLIO			16,635,000		92%	91%	(c)

	100%	Weighted	%

SUMMARY BY TYPE
Commercial Office	12,994,000	8,014,000	76%
Medical Office	939,000	699,000	7%

Subtotal	13,933,000	8,713,000	83%
Retail	2,702,000	1,725,000	17%

Total	16,635,000	10,438,000	100%

SUMMARY BY STATE
Georgia	10,816,000	6,434,000	62%
California	1,297,000	1,158,000	11%
North Carolina	1,984,000	1,103,000	11%
Texas	1,084,000	905,000	9%
Alabama	524,000	392,000	4%
Washington D.C.	474,000	362,000	3%
Virginia	376,000	43,000	0%
Florida	80,000	40,000	0%

Total	16,635,000	10,437,000	100%

(a)	This project is owned through joint ventures with third parties, and a portion of the upside is shared with the other venturer.

(b)	Under construction and/or in lease-up.

(c)	Total leased percentage (weighted by ownership) of completed projects excluding projects under construction and/or in lease-up and One Ninety One Peachtree Tower.

(d)	This property is subject to a contractual participation in which a portion of the upside is shared with a third party.

Cousins Properties Incorporated
TOP 25 LARGEST TENANTS
BASED ON SQUARE FEET

As of June 30, 2003

		Percentage of	Average
		Total Portfolio	Remaining
		at the Company’s	Lease Term
Tenant (1)		Share (2)	(years)

1.	Bank of America	12.0%	9.6
2.	IBM	4.6%	3.6
3.	BellSouth	2.9%	6.3
4.	Mirant Corporation	1.9%	11.9
5.	Charles Schwab & Co., Inc	1.9%	8.7
6.	Northside Hospital	1.8%	10.6
7.	General Electric Company	1.7%	8.9
8.	Thelen, Reid & Priest LLP	1.4%	8.8
9.	Paul Hastings	1.4%	11.8
10.	Ernst & Young U.S. LLP	1.4%	3.3
11.	Georgia Lottery Corporation	1.3%	10.0
12.	Georgia Pacific Corporation	1.3%	9.5
13.	A.T. Kearney, Inc	1.2%	5.8
14.	AGL Services Company	1.2%	9.8
15.	Coca-Cola Enterprises Inc	1.2%	15.4
16.	Troutman Sanders LLP	1.2%	3.9
17.	Booz-Allen Hamilton	1.2%	7.6
18.	Infinity Insurance Company	1.2%	1.6
19.	Internap Network Services	1.2%	16.9
20.	Indus International, Inc	1.1%	8.8
21.	Lockwood Greene Engineers	1.0%	3.8
22.	Bombardier Aerospace Corporation	1.0%	9.7
23.	The Gap Inc	1.0%	3.5
24.	Robinson Bradshaw & Hinson	1.0%	11.5
25.	SouthTrust Bank of Georgia	0.9%	0.8
	Total leased square feet of Top 25 Largest Tenants	48.0%	8.2

(1)	In some cases, the actual tenant may be an affiliate of the company shown.

(2)	Percentages are based on square footage amounts of completed projects only. One Ninety One Peachtree Tower is excluded, as it is less than 10% owned by the Company.

Cousins Properties Incorporated
INVENTORY OF LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT
(excluding Building Pads (1))
As of June 30, 2003

			Company's
	Developable	Joint Venture	Ownership
Description, Location and Zoned Use	Land Area (2)	Partner	Interest

Wildwood Office Park
Suburban Atlanta, GA
Office and Commercial	96	N/A	100%
Office and Commercial	34	IBM	50%
North Point Land
(Georgia Highway 400 & Haynes Bridge Road) (3)
Suburban Atlanta, GA
Office and Commercial-East Side	13	N/A	100%
Office and Commercial-West Side (4)	217	N/A	100%
Ridenour
West Cobb County
Suburban Atlanta, GA
Office and Commercial	8	N/A	100%
Salem Road Station
Suburban Atlanta, GA
Retail Outparcel	2	N/A	100%
Temco Associates
Paulding County
Suburban Atlanta, GA		Temple-Inland
Residential and Commercial	See Note (5)	Inc. (6)	50%

(1)	The following properties include adjacent building pads, the basis of which is included in the basis of each of these operating properties in the Company’s consolidated financial statements or the applicable joint venture’s financial statements:

101 Independence Center (535,000 square foot office building)

One Georgia Center (350,000 square foot office building)

Ten Peachtree Place (400,000 square foot office building or a 350-unit apartment complex)

The Points at Waterview (60,000 square foot office building)

Austin Research Park (175,000 square foot office building)

(2)	In acres, based upon management’s current estimates.

(3)	The North Point property is located both east and west of Georgia Highway 400. Development had been mainly concentrated on the land located east of Georgia Highway 400, until July 1998 when the Company commenced construction of the first building, AtheroGenics, on the west side. The land located east of Georgia Highway 400 surrounds North Point Mall, a 1.3 million square foot regional mall on a 100-acre site which the Company sold in 1988.

(4)	The Company has requested that this land be rezoned to mixed use to include residential as well as office and commercial.

(5)	Temco Associates has an option through March 2006, with no carrying costs, to acquire the fee simple interest in approximately 7,500 acres in Paulding County, Georgia (northwest of Atlanta, Georgia). The partnership also has an option to acquire interests in a timber rights only lease covering approximately 22,000 acres. This option also expires in March 2006, with the underlying lease expiring in 2025. The options may be exercised in whole or in part over the option period, and the option price of the fee simple land was $1,107 per acre at January 1, 2003, escalating at 6% on January 1 of each succeeding year during the term of the option. The following is a detail of acreage activity:

	Six Months	Year Ended December 31,
	Ended
	June 30, 2003	2002	2001	2000

Acres purchased and simultaneously sold	97	607	359	461
Acres purchased and held under option for third parties	—	78	128	-
Acres purchased by Temco for residential developments	—	910	—	260
Acres purchased for sale or future development	—	—	—	13

Total option acres exercised	97	1,595	487	734

(6)	Joint venture partner is an affiliate of the entity shown.

Cousins Properties Incorporated
INVENTORY OF RESIDENTIAL LOTS UNDER DEVELOPMENT
As of June 30, 2003

		Estimated	Estimated	Developed	Lots Sold	Lots Sold	Total	Remaining
	Year	Project Life	Total Lots to	Lots in	in Current	Year to	Lots	Lots to be
Description	Commenced	(In Years)	be Developed (1)	Inventory	Quarter	Date	Sold	Sold

Cousins Real Estate Corporation (100% owned)
The Lakes at Cedar Grove	2001	10	907	68	19	93	229	678
Fulton County
Suburban Atlanta, GA
Longleaf at Callaway (2)	2003	5	138	0	3	3	3	135
Harris County
Pine Mountain, GA
River’s Call	2000	10	107	15	1	3	13	94
East Cobb County
Suburban Atlanta, GA

Total 100% owned			1,152	83	23	99	245	907

Temco Associates (50% owned) (3)
Bentwater	1999	10	1,660	318	74	193	1,040	620
Paulding County
Suburban Atlanta, GA
The Georgian	2003	9	1,386	0	0	0	0	1,386
Paulding County
Suburban Atlanta, GA
Seven Hills at Bentwater	2003	8	1,084	0	0	0	0	1,084
Paulding County
Suburban Atlanta, GA

Total Temco Lots			4,130	318	74	193	1,040	3,090

Cousins Properties Incorporated
INVENTORY OF RESIDENTIAL LOTS UNDER DEVELOPMENT
As of June 30, 2003

		Estimated	Estimated	Developed	Lots Sold	Lots Sold	Total	Remaining
	Year	Project Life	Total Lots to	Lots in	in Current	Year to	Lots	Lots to be
Description	Commenced	(In Years)	be Developed (1)	Inventory	Quarter	Date	Sold	Sold

CL Realty, LLC (50% owned) (3)
Summer Creek Ranch	2003	10	2,508	121	38	38	38	2,470
Dallas County
Dallas, TX
Long Meadow Farms (37.5% owned)	2003	10	2,707	0	0	0	0	2,707
Fort Bend County
Houston, TX
Stillwater Canyon	2003	4	336	0	0	0	0	336
Dallas County
DeSota, TX
Hidden Lakes	2003	2	89	32	15	15	15	74
Tarrant County
Dallas, TX
Stonebridge (50% owned)	2003	4	622	0	0	0	0	622
Coweta County
Newnan, GA
Creekside Oaks	2003	6	305	0	0	0	0	305
Manatee County
Bradenton, FL

Total CL Realty Lots			6,567	153	53	53	53	6,514

Total Lots			11,849	554	150	345	1,338	10,511

Company Share of Total Lots			5,499	319	87	222	792	4,708

(1)	This estimate represents the total projected development capacity for a development on both owned land and land expected to be purchased for further development. The numbers shown include lots currently developed or to be developed over time, based on management’s current estimates, and lots sold to date from inception of development.

(2)	Longleaf at Callaway lots are sold to a home building venture, of which Cousins Real Estate Corporation (“CREC”) is a joint venture partner. As a result of this relationship, the Company recognizes profits when houses are built and sold, rather than at the time lots are sold, as is the case with the Company’s other residential developments. As of June 30, 2003, no houses have been sold.

(3)	CREC owns 50% of both Temco Associates and CL Realty, LLC (“CL Realty”). See the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 for a description of Temco Associates and CL Realty.

Cousins Properties Incorporated
SQUARE FEET EXPIRING
As of June 30, 2003

OFFICE

As of June 30, 2003, the Company’s office portfolio included thirty-four commercial office buildings, excluding all buildings currently under construction and/or in lease-up and One Ninety One Peachtree Tower, as it is less than 10% owned by the Company. The weighted average remaining lease term of these office buildings was approximately 8 years as of June 30, 2003. Most of the Company’s leases in these buildings provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2012
										&
	2003	2004	2005	2006	2007	2008	2009	2010	2011	Thereafter	Total

Consolidated:
Square Feet Expiring (1)	45,007	164,869	337,179	366,997	131,928	409,668	542,842	274,510	72,207	902,455	3,247,662 (2)
% of Leased Space	1%	5%	10%	11%	4%	13%	17%	9%	2%	28%	100%
Annual Contractual Rent (000’s) (3)	$530	$2,818	$5,705	$5,639	$2,151	$8,392	$9,379	$7,666	$1,862	$25,229	$69,371
Annual Contractual Rent/Sq. Ft. (3)	$11.78	$17.09	$16.92	$15.37	$16.30	$20.48	$17.28	$27.93	$25.79	$27.96	$21.36
Joint Venture:
Square Feet Expiring (1)	112,642	377,796	497,184	616,939	650,233	205,439	473,154	170,450	244,171	3,646,179	6,994,187 (4)
% of Leased Space	2%	5%	7%	9%	9%	3%	7%	2%	4%	52%	100%
Annual Contractual Rent (000’s) (3)	$1,963	$4,999	$8,394	$11,069	$16,002	$3,403	$10,360	$3,990	$4,868	$77,265	$142,313
Annual Contractual Rent/Sq. Ft. (3)	$17.42	$13.23	$16.88	$17.94	$24.61	$16.56	$21.90	$23.41	$19.94	$21.19	$20.35
Total (including Company’s share of Joint Venture Properties):
Square Feet Expiring (1)	103,355	420,194	549,390	654,362	434,415	497,586	774,810	329,612	197,747	2,701,520	6,662,991
% of Leased Space	2%	6%	8%	10%	6%	7%	12%	5%	3%	41%	100%
Annual Contractual Rent (000’s) (3)	$1,542	$5,767	$9,261	$10,770	$9,722	$9,853	$14,469	$9,075	$4,298	$63,429	$138,186
Annual Contractual Rent/Sq. Ft. (3)	$14.92	$13.73	$16.86	$16.46	$22.38	$19.80	$18.67	$27.53	$21.74	$23.48	$20.74

(1)	Where a tenant has the option to cancel its lease without penalty, the lease expiration date used in the table above reflects the cancellation option date rather than the lease expiration date.

(2)	Rentable square feet leased as of June 30, 2003 out of approximately 3,770,000 total rentable square feet.

(3)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable. If the lease does not provide for pass through of such operating expense reimbursements, an estimate of operating expenses is deducted from the rental rate shown. The contractual rental rate shown is the estimated rate in the year of expiration.

(4)	Rentable square feet leased as of June 30, 2003 out of approximately 7,484,000 total rentable square feet.

\

Cousins Properties Incorporated
SQUARE FEET EXPIRING
As of June 30, 2003

MEDICAL OFFICE

As of June 30, 2003, the Company’s medical office portfolio included six medical office buildings. The weighted average remaining lease term of these medical office buildings was approximately 9 years as of June 30, 2003. Most of the Company’s leases in the buildings provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2012
										&
	2003	2004	2005	2006	2007	2008	2009	2010	2011	Thereafter	Total

Consolidated:
Square Feet Expiring	8,717	30,579	23,836	9,534	32,538	38,255	131,276	14,788	30,354	139,074	458,951 (1)
% of Leased Space	2%	7%	5%	2%	7%	8%	29%	3%	7%	30%	100%
Annual Contractual Rent (000’s) (2)	$166	$594	$407	$170	$687	$853	$2,657	$297	$810	$3,276	$9,917
Annual Contractual Rent/Sq. Ft. (2)	$18.97	$19.43	$17.09	$17.86	$21.10	$22.31	$20.24	$20.06	$26.68	$23.56	$21.61
Joint Venture:
Square Feet Expiring	3,818	0	3,445	0	68,996	1,017	27,269	4,665	2,354	263,523	375,087 (3)
% of Leased Space	1%	0%	1%	0%	19%	0%	7%	1%	1%	70%	100%
Annual Contractual Rent (000’s) (2)	$90	0	$57	0	$1,263	$20	$609	$101	$52	$6,170	$8,362
Annual Contractual Rent/Sq. Ft. (2)	$23.49	0	$16.40	0	$18.31	$19.87	$22.34	$21.65	$21.99	$23.41	$22.29
Total (including Company’s share of Joint Venture Properties):
Square Feet Expiring	10,626	30,579	24,232	9,534	57,505	38,764	144,911	17,121	31,531	255,242	620,045
% of Leased Space	2%	5%	4%	2%	9%	6%	23%	3%	5%	41%	100%
Annual Contractual Rent (000’s) (2)	$210	$594	$414	$170	$1,159	$863	$2,962	$347	$836	$6,064	$13,619
Annual Contractual Rent/Sq. Ft. (2)	$19.79	$19.43	$17.08	$17.86	$20.15	$22.27	$20.44	$20.27	$26.51	$23.76	$21.96

(1)	Rentable square feet leased as of June 30, 2003 out of approximately 512,000 total rentable square feet.

(2)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable. If the lease does not provide for pass through of such operating expense reimbursements, an estimate of operating expenses is deducted from the rental rate shown. The contractual rental rate shown is the estimated rate in the year of expiration.

(3)	Rentable square feet leased as of June 30, 2003 out of approximately 427,000 total rentable square feet.

Cousins Properties Incorporated
SQUARE FEET EXPIRING
As of June 30, 2003

RETAIL

As of June 30, 2003, the Company’s retail portfolio included ten retail properties, excluding all properties currently under construction and/or in lease-up. The weighted average remaining lease term of these retail properties was approximately 9 years as of June 30, 2003. Most of the major tenant leases in these retail properties provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2012
										&
	2003	2004	2005	2006	2007	2008	2009	2010	2011	Thereafter	Total

Consolidated:
Square Feet Expiring	18,821	83,311	119,873	88,880	42,922	36,187	21,530	137,664	90,534	457,433	1,097,155 (1)
% of Leased Space	2%	7%	11%	8%	4%	3%	2%	13%	8%	42%	100%
Annual Contractual Rent (000’s) (2)	$284	$1,457	$2,937	$2,048	$929	$328	$734	$2,765	$1,665	$8,152	$21,299
Annual Contractual Rent/Sq. Ft. (2)	$15.07	$17.48	$24.50	$23.05	$21.65	$9.06	$34.08	$20.09	$18.40	$17.82	$19.41
Joint Venture:
Square Feet Expiring	0	34,343	50,695	167,790	82,117	49,721	38,602	99,328	142,866	597,709	1,263,171 (3)
% of Leased Space	0%	3%	4%	13%	7%	4%	3%	8%	11%	47%	100%
Annual Contractual Rent (000’s) (2)	0	$717	$722	$2,432	$1,760	$984	$537	$1,063	$2,186	$9,645	$20,046
Annual Contractual Rent/Sq. Ft. (2)	0	$20.88	$14.25	$14.49	$21.43	$19.80	$13.92	$10.70	$15.30	$16.14	$15.87
Total (including Company’s share of Joint Venture Properties):
Square Feet Expiring	18,821	89,883	127,243	128,405	76,667	76,556	31,455	151,876	115,682	578,443	1,395,031
% of Leased Space	1%	6%	9%	9%	6%	6%	2%	11%	8%	42%	100%
Annual Contractual Rent (000’s) (2)	$284	$1,600	$3,055	$2,942	$1,701	$1,141	$933	$2,936	$2,174	$10,400	$27,166
Annual Contractual Rent /Sq. Ft. (2)	$15.07	$17.80	$24.01	$22.91	$22.19	$14.90	$29.67	$19.33	$18.79	$17.98	$19.47

(1)	Gross leasable area leased as of June 30, 2003 out of approximately 1,149,000 total gross leasable area.

(2)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable and any percentage rents due. If the lease does not provide for pass through of such operating expense reimbursements, an estimate of operating expenses is deducted from the rental rate shown. The contractual rental rate shown is the estimated rate in the year of expiration.

(3)	Gross leasable area leased as of June 30, 2003 out of approximately 1,286,000 total gross leasable area.